                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  (X)
Filed by a Party other than the Registrant   ( )

Check the appropriate box:

( )   Preliminary Proxy Statement           ( )   Confidential, for Use of the
(X)   Definitive Proxy Statement                  Commission Only (as permitted
( )   Definitive Additional Materials             by Rule 14c-6(e)(2)
( )   Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                                  E*TRADE Funds

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
( )  Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3)  Filing Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

                                  E*TRADE FUNDS
                         Special Meeting of Shareholders
                           to be held October 29, 2003

To Our Shareholders:

     Please take note that the SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of E*TRADE Funds, a Delaware statutory trust, ("Trust") will be held on October 29, 2003, at 1:00 p.m. (Eastern time) at Dechert LLP, 11th Floor, 1775 I Street N.W., Washington, DC 20006.

     The accompanying Notice of Special Meeting and Proxy Statement relate only to the following four series of the Trust: the E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE S&P 500 Index Fund ("S&P Fund"), and E*TRADE Technology Index Fund ("Technology Fund").

     At the Special Meeting and as explained in greater detail in the Proxy Statement accompanying this letter, shareholders will be asked: (1) to approve a new investment sub-advisory agreement among E*TRADE Asset Management, Inc. ("ETAM"), World Asset Management and the Trust on behalf of each Fund; (2) to grant permission to the Trust and to ETAM, in its role as investment adviser to each Fund, subject to approval of the Board of Trustees (without obtaining further shareholder approval) and upon the receipt of exemptive relief by the Securities and Exchange Commission, to: (a) select new or additional investment sub-advisers for each Fund, (b) enter into and materially modify existing investment sub-advisory agreements, and (c) terminate and replace investment sub-advisers; (3) to approve a new investment advisory agreement between ETAM and the Trust on behalf of the International Fund, Russell Fund and S&P Fund;
(4) to approve the reclassification of the investment objectives of the S&P Fund and Technology Fund from fundamental to non-fundamental; and (5) to approve changes to certain of the fundamental investment policies of the S&P Fund and the Technology Fund;.

     After careful consideration, the Board of Trustees of the Trust unanimously approved each Proposal and recommends that shareholders vote "FOR" each Proposal.

     We appreciate your participation and prompt response in this matter and thank you for your continued support in E*TRADE Funds.

                                                              Sincerely,


                                                              Liat Rorer
                                                              President

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy today either on-line at www.proxyweb.com or by calling toll-free at (866) 325-2375.

                                IMPORTANT NOTICE:
            Please vote using the Enclosed Proxy as soon as possible

                                  E*TRADE FUNDS
                    Notice of Special Meeting of Shareholders
                           to be held October 29, 2003

To Our Shareholders:

     On behalf of the Board of Trustees ("Board" or "Trustees") of E*TRADE Funds ("Trust"), I cordially invite you to attend a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") for the following four series of the Trust: E*TRADE International Index Fund ("International Fund"), E*TRADE Russell 2000 Index Fund ("Russell Fund"), E*TRADE S&P 500 Index Fund ("S&P Fund"), and E*TRADE Technology Index Fund ("Technology Fund"). The Special Meeting will be held on October 29, 2003 at Dechert LLP, 11th Floor, 1775 I Street N.W., Washington,
DC 20006, at 1:00 p.m. Eastern time. At the Special Meeting, and as discussed in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked:

(1) To approve a new investment sub-advisory agreement among the Trust, E*TRADE Asset Management, Inc. ("ETAM") and World Asset Management ("WAM"), a division of Munder Capital Management, on behalf of the International Fund, Russell Fund, S&P Fund, and Technology Fund in order to retain WAM as a new investment sub-adviser for each Fund.

     Approval of this Proposal 1 would enable the International Fund, Russell Fund and S&P Fund to convert from their current structure as feeder funds in a master-feeder structure to stand-alone funds that would be sub-advised by WAM. Approval of Proposal 1 also would enable the Trust to replace the Technology Fund's prior sub-adviser with WAM.

(2) To grant permission to each Fund and to ETAM, subject to approval of the Board, (without obtaining further shareholder approval) and upon the receipt of exemptive relief by the Securities and Exchange Commission ("SEC"), to: (a) select new or additional investment sub-advisers for each Fund, (b) enter into and materially modify existing investment sub-advisory agreements and (c) terminate and replace investment sub-advisers, provided those sub-advisers are not affiliated persons of ETAM or the Fund.

     Approval of Proposal 2 would allow each Fund to operate under a "manager of managers" structure following receipt by the Trust and ETAM of an exemptive order granted by the SEC ( a "Multi-Manager Order"). The Multi-Manager Order would permit ETAM to select one or more sub-advisers for each Fund and to add or replace such sub-advisers without the added expense of soliciting further shareholder approval, provided that (a) any such change is approved by the Board and (b) no such change involves a sub-adviser that is an "affiliated person" of ETAM or the Funds (as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended.

(3) To approve a new investment advisory agreement between the Trust and ETAM, the current investment adviser to the Funds, on behalf of the International Fund, Russell Fund and S&P Fund to reflect new investment advisory arrangements for all three Funds.

     Approval of this Proposal 3 would allow the International Fund, Russell Fund and S&P Fund to enter into a new investment advisory agreement with ETAM that would reflect the new investment advisory arrangements that would result from the conversion of each Fund from a feeder fund in a master-feeder structure to a stand-alone fund. Approval of this Proposal 3 also would provide appropriate compensation to ETAM for its increased commitment of personnel and resources and the assumption by ETAM of additional responsibilities as the investment adviser to stand-alone, sub-advised funds.

(4) To approve the reclassification of the investment objectives for the S&P Fund and the Technology Fund from fundamental to non-fundamental.

(5) To approve the amendment of certain of the fundamental investment policies of the S&P Fund and the Technology Fund.

     Approval of Proposal 4 would permit the Board to change the investment objective of the S&P Fund or the Technology Fund without further shareholder approval. Approval of Proposal 5 would liberalize and modernize the policies of those two Funds.

     Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals above. You may vote at the Special Meeting if you are the record owner of shares of any Fund as of the close of business on September 3, 2003("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by the following two methods:

     . By Internet--at www.proxyweb.com. You will be prompted to enter the control number of the enclosed proxy. Follow the instructions on the screen, using your proxy as a guide; or

     .  By Phone--call toll-free at (866) 325-2375 and follow the instructions.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy today, either on-line at www.proxyweb.com or by calling (866) 325-2375.

     If you have any questions, please contact the Trust at www.etrade.com or at 1-800-786-2575.

                                              By order of the Board of Trustees,

                                              Liat Rorer
                                              President

September 8, 2003

     YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

                                  E*TRADE FUNDS
                               4500 Bohannon Drive
                              Menlo Park, CA 94025

                                 PROXY STATEMENT

                             dated September 8, 2003

                     for a Special Meeting of Shareholders
                           to be held October 29, 2003

       This Proxy Statement is being furnished to shareholders of the E*TRADE International Index Fund ("International Fund"), E*TRADE Russell 2000 Index Fund ("Russell Fund"), E*TRADE S&P 500 Index Fund ("S&P Fund"), and E*TRADE Technology Index Fund ("Technology Fund") (each, a "Fund" and collectively, the "Funds") in connection with the solicitation of proxies by the Board of Trustees ("Board") of E*TRADE Funds ("Trust") for a Special Meeting of Shareholders of the Trust ("Special Meeting") to be held at Dechert LLP, 11th Floor, 1775 I Street N.W., Washington, DC 20006 on October 29, 2003, beginning at 1:00 p.m. (Eastern time). The Trust is organized as a Delaware statutory trust and currently consists of 12 separate series.

       The Board plans to distribute this Proxy Statement, the attached Notice of the Special Meeting and the enclosed proxy card on or about September 8, 2003 to all shareholders entitled to vote. Each of the Proposals upon which you will be asked to vote are detailed in the "Table of Proposals" below.

                         TABLE AND SUMMARY OF PROPOSALS

       The table below lists each Proposal and how it applies to each Fund.

--------------------------------------------------------------------------------------------------------------------
                                                                S&P     TECHNOLOGY     INTERNATIONAL      RUSSELL
                         PROPOSALS                             FUND        FUND             FUND           FUND
--------------------------------------------------------------------------------------------------------------------
 1      Approve New Investment Sub-Advisory Agreement            x           x               x               x
--------------------------------------------------------------------------------------------------------------------
 2      Approve Implementation of a Multi-Manager Order          x           x               x               x
--------------------------------------------------------------------------------------------------------------------
 3      Approve New Investment Advisory Agreement                x                           x               x
--------------------------------------------------------------------------------------------------------------------
 4      Reclassify Investment Objective as Non-Fundamental       x           x
--------------------------------------------------------------------------------------------------------------------
 5      Changes in Fundamental Investment Policy
--------------------------------------------------------------------------------------------------------------------
  (a)   Industry Concentration                                   x           x
--------------------------------------------------------------------------------------------------------------------
  (b)   Diversification                                          x
--------------------------------------------------------------------------------------------------------------------
  (c)   Borrowing Money                                          x           x
--------------------------------------------------------------------------------------------------------------------
  (d)   Issuing Senior Securities                                x           x
--------------------------------------------------------------------------------------------------------------------
  (e)   Lending                                                  x           x
--------------------------------------------------------------------------------------------------------------------
  (f)   Underwriting                                             x           x
--------------------------------------------------------------------------------------------------------------------
  (g)   Investments in Real Estate                               x           x
--------------------------------------------------------------------------------------------------------------------
  (h)   Investments in Commodities & Commodity Contracts         x           x
--------------------------------------------------------------------------------------------------------------------

       Proposal 1 (All Funds). Shareholders in each Fund are being asked to vote on Proposal 1. Proposal 1 requests approval of a new investment sub-advisory agreement among the Trust, on behalf of each Fund, ETAM and World Asset Management ("WAM"), a division of Munder Capital Management ("MCM").

       Three of the four Funds -- International Fund, Russell Fund and S&P Fund -- are currently feeder funds in a master-feeder structure. This means that each Fund invest all of its assets in shares of a corresponding master portfolio ("Master Portfolio"), each of which is a series of Master Investment Portfolio ("MIP"). However, at a Board meeting held on July 14, 2003 ("July Board Meeting") and another Board meeting held on August 19, 2003 ("August Board Meeting") (together, the "Board Meetings") the Board approved the withdrawal of each Fund from its corresponding Master Portfolio, as of November 7, 2003. As a result, shareholders in the International Fund, Russell Fund and S&P Fund are being asked to approve a new investment sub-advisory agreement among the Trust, on behalf of each of these Funds, ETAM and WAM.

       At the Board Meetings, the Board also approved the termination of the then-current investment sub-adviser of the Technology Fund, BGFA, effective as of September 15, 2003. The Board also approved the Fund's entering into an interim sub-advisory agreement with WAM in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended ("1940 Act"). Rule 15a-4 provides that an interim advisory agreement may be in effect for no longer than 150 days. As a result, shareholders in the Technology Fund are being asked to approve the new sub-advisory agreement with WAM.

       Proposal 2 (All Funds). Shareholders in each Fund are being asked to vote on Proposal 2. Proposal 2 requests approval of a proposal that would allow the Funds (once the Trust and ETAM obtained a Multi-Manager Order from the SEC) to enter into, materially change, or terminate sub-advisory agreements with sub-advisers without obtaining further shareholder approval, provided that and subject to Board approval, (a) any such change is approved by the Board and (b) no such change involves a sub-adviser that is an "affiliated person" of ETAM or the Funds (as defined in Section 2(a)(3) of the 1940 Act.

       Proposal 3 (International Fund, Russell Fund and S&P Fund). Shareholders in the International Fund, Russell Fund and S&P Fund are being asked to vote on Proposal 3. Proposal 3 requests approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and ETAM. At the Board Meetings, the Board approved a new investment advisory agreement between Trust, on behalf of International Fund, Russell Fund and S&P Fund, and ETAM. The new investment advisory agreement would reflect, among other things, new investment advisory arrangements that are needed as a result of the restructuring of three of the Funds from feeder funds to stand alone funds, including a proposed increase in the investment advisory fees that would be paid to ETAM by the International Fund and the Russell Fund.

       Proposals 4 and 5 (S&P Fund and Technology Fund). Shareholders in the S&P Fund and Technology Fund are being asked to approve Proposal 4, which proposes the reclassification of each Fund's investment objective from "fundamental" to "non-fundamental", and Proposal 5, which proposes the amendment of certain of the "fundamental" investment policies of the S&P Fund and the Technology Fund.

       The shareholders of each Fund must approve any changes to that Fund's fundamental investment objective and fundamental investment policies. A non-fundamental investment objective and non-fundamental investment policies can be changed by the Board without shareholder approval. By voting to make a Fund's investment objective non-fundamental, you are giving the Board new authority to change the Fund's investment objective in the future without obtaining further shareholder approval. This flexibility is beneficial in that it may help the Fund to streamline the process for making changes and will eliminate the time and costs associated with soliciting shareholder approval of any such change. However, you should keep in mind that by approving this Proposal you will be losing a voting right.

       Other Matters to Come Before the Special Meeting. The Board does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. However, if any other matters do come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies with respect to any Proposal, it is the Trust's intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

       A copy of each Fund's most recent annual report (and its more current semi-annual report, when available) may be accessed at www.etrade.com by clicking on the Fund's name and then selecting "Prospectus/Reports." The Trust will also furnish, without charge, to any Shareholder upon request, a printed version of each report. Such requests may be directed to the Trust by contacting customer service at 1-800-786-2575 or sending an e-mail request.

                               VOTING INFORMATION

       It is important for you to vote on the proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as it provides explanations that will help you to decide how to vote on each proposal.

       Voting of Proxies. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, you may vote by proxy by using one of the following two methods:

       . Internet--Contact your Fund at www.proxyweb.com. You will be prompted to enter the control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide; or

       . Phone--Call toll-free at (866) 325-2375 and follow the instructions.

       If you do not plan to attend the Special Meeting in person, please vote the enclosed proxy promptly. If you do plan to attend the Special Meeting, please note that where indicated on the proxy when voting.

       Timely and properly completed and submitted proxies from shareholders will be voted as instructed. At any time prior to the Special Meeting, you may revoke your proxy by contacting your Fund at www.proxyweb.com entering your control number and re-voting or by calling the toll-free number at (866) 325-2375 and following the instructions. You also may revoke your proxy by voting in-person at the Special Meeting.

       Unless instructions to the contrary are indicated, proxies submitted by shareholders of the Funds will be voted FOR each proposal on which the shareholder is entitled to vote. The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

       Shareholders who owned shares of a Fund at the close of business on September 3, 2003 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one vote with respect to proposals on which that Fund's shareholders are entitled to vote (a fractional share has a fractional vote). The table below provides the number of shares outstanding on the Record Date for each Fund:

----------------------------------------------------------------------------------------------
                 Fund                       Shares Outstanding as of 9/3/2003 (Record Date)
----------------------------------------------------------------------------------------------
          International Fund                                 1,066,162.015
----------------------------------------------------------------------------------------------
             Russell Fund                                    2,346,813.277
----------------------------------------------------------------------------------------------
               S&P Fund                                     13,344,298.179
----------------------------------------------------------------------------------------------
           Technology Fund                                   9,971,437.085
----------------------------------------------------------------------------------------------

       Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider each Proposal. Shareholders of each Fund will vote separately on each Proposal. Thus a quorum will exist for each Fund and each Proposal if one-third (1/3) of all of the outstanding shares of the relevant Fund on the Record Date are present in person or by proxy.

       Your proxy will NOT be considered cast, however, if an abstention is indicated on the proxy or if you otherwise indicate that you are withholding your vote. Abstentions will not be counted for or against any proposal to which they relate, but abstentions will be counted for purposes of determining whether a quorum is present and will be counted as shares present at the Special Meeting. Consequently, an abstention (but not a broker non-vote) will have the effect of a vote against a proposal.

       Broker Non-Votes. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner (i.e., your broker) does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of determining whether a quorum is present and will be counted as shares present at the Special Meeting. Broker non-votes, however, will be excluded from the denominator of the calculation of the number of votes required to approve any Proposal to which the broker non-vote applies, including any proposal to adjourn a meeting with respect to a proposal to which the non-vote applies. Consequently, a broker non-vote will not count as a vote against a Proposal.

       Adjournments. If the quorum necessary to transact business or the vote required to approve or reject any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies which have been voted in favor of that proposal and will vote against any such adjournment with respect to those proxies which have been voted against that proposal.

       Votes Necessary to Approve the Proposals. The affirmative vote of the holders of a majority of the outstanding shares of each Fund, as defined in the 1940 Act, is required to approve each Proposal. The 1940 Act defines the majority of the outstanding shares of a Fund as the lesser of (i) the vote of the holders of 67% or more of the voting shares of the Fund present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy, or (ii) the vote of the holders of more than 50% of the outstanding voting shares of the Fund.

       As noted above, abstentions will not be counted for or against any Proposal to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Special Meeting. Consequently, abstentions will have the effect of a vote against a Proposal.

       Proxy Solicitation. Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, has been retained by the Trust to assist in providing voting instructions and the tabulation and solicitation of proxy votes for the proposals.

       The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne equally by the Funds (except for the Technology Fund) and ETAM and its affiliates. Each Fund will bear an allocated portion of all costs associated with solicitation of proxies. All costs of the Special Meeting specific to the Technology Fund will be paid by the Technology Fund. However, some or all of the expenses incurred by the Funds may be reimbursed by ETAM subject to each Fund's expense limitation agreement. Proxies will be solicited via the Internet and also may be solicited by telephone or other electronic means by personnel of the Trust and its affiliates, or an agent of the Trust, such as Georgeson Shareholder Communications, Inc.

       Future Shareholder Proposals. You may request inclusion in the Trust's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or if otherwise deemed advisable by the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                      PROPOSALS 1(a), 1(b), 1(c) and 1(d)-

APPROVAL OF A PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT FOR EACH FUND

   (You are entitled to vote on this proposal if you are a shareholder in the International Fund, Russell Fund, S&P Fund, or Technology Fund)

       International Fund, Russell Fund and S&P Fund Restructuring. At the Board Meetings, the Board approved the withdrawal of the International Fund, Russell Fund and S&P Fund from their master-feeder structures (as discussed in more detail in Proposal 3) and the conversion of the Funds into stand-alone, sub-advised funds. In connection with this conversion of the Funds into stand alone, sub-advised funds, the Board, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust ("Independent Trustees"), also approved the hiring of WAM under a new sub-advisory agreement among the Trust, on behalf of the International Fund, Russell Fund and S&P Fund, ETAM and WAM in order to retain WAM as the sub-adviser for each Fund ("Proposed Sub-Advisory Agreement"). (A form of the Proposed Sub-Advisory Agreement is attached hereto as Appendix A.) The Proposed Sub-Advisory Agreement will not take effect without the approval of a majority of the outstanding shares of each Fund (as defined in the 1940 Act). If shareholders approve the Proposed Sub-Advisory Agreement with respect to each Fund, it is expected to be implemented on or about November 7, 2003, the same time each Fund plans to withdraw from its respective Master Portfolio.

       Technology Fund. At the Board Meetings, the Board, including a majority of the Independent Trustees, approved the termination of the Technology Fund's prior investment sub- adviser and the hiring of WAM as the new investment sub-adviser on an interim basis under the Proposed Sub-Advisory Agreement effective as of September 15, 2003. If the shareholders of the Technology Fund approve the Proposed Sub-Advisory Agreement, WAM will continue as the investment sub-adviser under the Proposed Sub-Advisory Agreement, and the current "interim" Sub-Advisory Agreement among the Trust, ETAM and WAM will effectively become the new Sub-Advisory Agreement under the same terms and conditions.

       World Asset Management ("WAM"). WAM is a division of Munder Capital Management ("MCM"), a Delaware general partnership. MCM's general partners are Munder Group LLC, WAM Holdings, Inc. and WAM Holdings II, Inc. WAM Holdings, Inc. and WAM Holdings II, Inc. are indirect wholly-owned subsidiaries of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Comerica Incorporated beneficially owns 95% of the partnership interests in MCM. As of June 30, 2003, MCM had approximately $34.6 billion in assets under management, of which WAM managed approximately $13.4 billion.

       The following table provides information about other investment companies advised or sub-advised by WAM.

------------------------------------------------------------------------------------------------
         Name of Similar Fund                  Advisory Fee Rate              Net Assets
------------------------------------------------------------------------------------------------
 Summit Apex EAFE International                     0.10%                    $21 million
 Equity Fund
 (International Fund)
------------------------------------------------------------------------------------------------
 Pinnacle EAFE International Index                  0.07%                    $13 million
 Fund
(International Fund)
------------------------------------------------------------------------------------------------
 Munder Index 500 Fund                              0.20%                   $987 million
 (S&P Fund)
------------------------------------------------------------------------------------------------

                                  Proposal 1(a)

             PROPOSED SUB-ADVISORY AGREEMENT FOR THE TECHNOLOGY FUND

       At the Board Meetings, the Board, including the Independent Trustees, voted to terminate the then-existing investment sub-advisory agreement with BGFA ("Prior Sub-Advisory Agreement") effective as of September 15, 2003. The Board terminated BGFA primarily because BGFA had previously informed ETAM that, for internal business reasons, BGFA no longer wished to continue certain of its third party sub-advisory relationships, including its relationship with the Technology Fund.

       Consequently, prior to the Board Meetings, the Board requested that ETAM
(1) provide the Board with information concerning potential alternatives for the Fund and (2) recommend to the Board other investment advisory firms that could provide the Technology Fund with investment sub-advisory services that would meet its specific needs. As you are aware, the Technology Fund seeks to provide investment results that match, before fees and expenses, the total return of the stocks comprising the Goldman Sachs Technology ("GSTI Composite") Index. It was determined by the Board that no change should be made to the Fund's investment objective or principal investment strategies and thus the Fund will continue to pursue the same investment objective and seek to track the performance of the same index. In addition, the Board determined that ETAM should continue to provide ongoing investment guidance, policy direction and monitoring of the Technology Fund pursuant to the Fund's current investment advisory agreement with ETAM.

       ETAM recommended that the Board approve WAM as the sub-adviser for the Technology Fund so that it could provide investment sub-advisory services to the Fund similar to those previously provided by BGFA. Following that recommendation, the Board, including the Independent Trustees, in consultation with counsel, requested and received from WAM and ETAM all the information that the Board deemed necessary to form a judgment as to whether the Proposed Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. Following the Board's consideration of the information provided by WAM and ETAM at the July Board Meeting, the Board approved the Proposed Sub-Advisory Agreement among the Trust, ETAM and WAM.

       Interim Sub-Advisory Agreement. The Board's termination of BGFA as the investment sub-adviser to the Technology Fund will become effective on September 15, 2003, the Board, including the Independent Trustees, also approved WAM as the new investment sub-adviser for the Technology Fund on an interim basis effective as of September 15, 2003 in accordance with Rule 15a-4 under the 1940 Act. Accordingly, WAM will begin providing the Technology Fund with sub-advisory services on an interim basis as of September 15, 2003.

       Rule 15a-4 under the 1940 Act allows a person to act as an investment adviser for a fund under an interim written investment advisory agreement that has not been approved by a majority of the fund's outstanding voting securities provided that an agreement with that adviser is approved by the fund's board of trustees and the "interim" contract has a duration of no longer than 150 days following the date on which the previous agreement terminated. Accordingly, the Proposed Sub-Advisory Agreement with WAM on behalf of the Technology Fund will remain in effect, on an interim basis, until the sooner of the date on which shareholders vote to approve the Proposed Sub-Advisory Agreement for the Technology Fund, as described herein, or February 12, 2004, the last day of the maximum interim period allowed by Rule 15a-4 under the 1940 Act.

       Basis for the Board's Approval. In evaluating and approving the Proposed Sub-Advisory Agreement for the Fund, and in recommending that shareholders approve the Proposed Sub-Advisory Agreement for the Technology Fund, the Board considered all factors that it deemed relevant, including:

       . the willingness of ETAM to agree to continue to limit the operating expenses of the Fund through at least August 31, 2004;

       . the investment sub-advisory fees be paid by ETAM to WAM under the Proposed Sub-Advisory Agreement, as compared to those of similar funds managed by other investment sub-advisers.

       . the significant commitment of personnel and resources expected to be provided by WAM to provide the investment portfolio services to the Fund;

       . the historical investment performance and experience WAM's investment personnel in providing portfolio management services to index funds;

       . the nature and quality of the investment sub-advisory services that are expected to be provided by WAM to the Fund under the Proposed Sub-Advisory Agreement;

       . any related benefits to WAM in providing investment sub-advisory services to the Fund under the Proposed Sub-Advisory Agreement; and

       . the need to provide WAM with sufficient long-term incentives, within the competitive marketplace, to support WAM's allocation of personnel and resources to the Fund.

       As a result of its review, the Board determined that the proposed fee to be paid to WAM in the Proposed Sub-Advisory Agreement, on behalf of the Fund, is fair and reasonable to the Fund and to its shareholders. Accordingly the Board, including the Independent Trustees, unanimously voted to approve the Proposed Sub-Advisory Agreement on behalf of the Fund. The Board concluded that, over the long term, the Proposed Sub-Advisory Agreements will (1) enable WAM to provide high-quality investment sub-advisory services to the Fund at a reasonable and competitive fee rate and (2) allow WAM to provide investment sub-advisory services to the Fund at a level consistent with the increased demands of the current mutual fund marketplace.

       Description of Proposed Changes in Investment Sub-Advisory Fee Rates for the Technology Fund. Under the Prior Sub-Advisory Agreement, ETAM, on behalf of the Technology Fund, paid a sub-advisory fee of 0.20% of the Fund's average daily net assets to BFGA. Under the Proposed Sub-Advisory Agreement with WAM, ETAM would pay WAM a sub-advisory fee of 0.12% of the Fund's average daily net assets. The total advisory fee of 0.25% of the Fund's average daily net assets that the Fund currently pays to ETAM (and from which ETAM would pay WAM) will not change as a result of the Proposed Sub-Advisory Agreement with WAM.

       Sub-Advisory Fees (paid by ETAM to Sub-Adviser). The table below shows:
(1) the aggregate amount of the sub-advisory fees paid by ETAM to BGFA under the Prior Sub-Advisory Agreement during the year ended December 31, 2002; (2) the aggregate amount of the sub-advisory fees that would have been paid by ETAM to WAM if the Proposed Sub-Advisory Agreement had been in effect during the year ended December 31, 2002; (3) the dollar difference between the two amounts; and
(4) the percentage difference between the two amounts.

           -----------------------------------------------------------------------------
           Aggregate Fees
             under Prior                      Difference Between  % Difference between
            Sub-Advisory    Aggregate Fees    Amounts under the     Amounts under the
              Agreement     under Proposed    Prior and Proposed    Prior and Proposed
            (Year ended    Sub-Advisory(Year     Sub-Advisory         Sub-Advisory
              12/31/02)     ended 12/31/02)      Agreements            Agreements
           -----------------------------------------------------------------------------

              $90,644           $54,386            $(36,258)              (40)%
           -----------------------------------------------------------------------------

       Fees and Expenses Comparison. The tables below compare the fees and expenses that you would have paid under the Prior Sub-Advisory Agreement with the fees and expenses that you will pay under the Proposed Sub-Advisory Agreement with WAM. The tables reflect the annual operating expenses calculated as a percentage of average daily net assets.

    --------------------------------------------------------------------------------------------------
    Shareholder Fees
    (fees paid directly from your investment)                            Current           Proposed
    --------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases                     None              None
    Maximum Deferred Sales Charge (Load)                                 None              None
    Maximum Sales Charge (Load) Imposed in Reinvested Dividends and      None              None
    other Distributions
    Redemption Fee (as a % of redemption proceeds, payable only if       1.00%             1.00%
    shares are redeemed within four months of purchase)

      ------------------------------------------------------------------------------------------------
      Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)                 Current           Proposed
      ------------------------------------------------------------------------------------------------

      Management Fees                                               0.25%             0.25%
      Distribution (12b-1) Fees                                     None              None
      Other Expenses                                                1.63%             1.63%
                                                                    -----             -----
      Total Annual Fund Operating Expenses                          1.88%             1.88%
      Fee Waiver and/or Expense Reimbursement                       (1.03)%/(1)/     (1.03)%/(1)/
                                                                    ----------        ----------
      Net Expenses                                                  0.85%             0.85%
      ------------------------------------------------------------------------------------------------

(1) The Fee Waiver/Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to limit "Other Expenses" on an annualized basis through at least August 31, 2004. The Fund may at a later date reimburse to ETAM all or a portion of the fees waived or limited and other expenses assumed or paid by ETAM during any of the previous three fiscal years, pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio ("Net Expenses") to exceed the percentage limitation stated above in "Net Expenses".

       Example. This Example is intended to help you compare the cost of investing in the Technology Fund under the Prior Sub-Advisory Agreement and the cost of investing in the Fund under the Proposed Sub-Advisory Agreement.

       The Example assumes that you invest $10,000 in the Technology Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          -------------------------------------------------------------------------
                               1 year*     3 years*      5 years*    10 years*
                               ------      -------       -------     --------
          -------------------------------------------------------------------------
          Current Fees         $ 87        $ 491         $ 920       $ 2,117
          -------------------------------------------------------------------------
          Proposed Fees        $ 87        $ 491         $ 920       $ 2,117
          -------------------------------------------------------------------------

* The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table above on an annualized basis. The costs under subsequent year estimates, however, do not reflect the Expense Limitation Agreement. Although the Expense Limitation Agreement is in effect through August 31, 2004, it is expected to continue year to year thereafter. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amount shown above under the subsequent estimates.

       Terms of the Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement provides that, subject to the general supervision of the Board and ETAM, WAM will:

       . provide a program of continuous investment management for the Fund in accordance with the Fund's investment objective, policies and limitations;

       .      make investment decisions for the Fund;

       . provide the Fund with among other things, analysis of statistical and economic data and information concerning the index for the Fund, including portfolio composition;

       . to the extent permitted, provide advice as to the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio;

       . provide advice as to what portion of the Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested;

       . place orders pursuant to the Fund's investment determinations as approved by the Fund's Board directly with the issuer, or with any broker or dealer, in accordance with applicable policies and legal requirements;

       . furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund's assets or contemplated investments;

       . keep the Trust and the Board informed of developments materially affecting the Fund's portfolio; and

       . furnish the Board with such periodic and special reports regarding the Fund, as the Board may reasonably request.

       All of the provisions discussed above with respect to the Proposed Sub-Advisory Agreement are identical, in all material respects, to those in the Prior Sub-Advisory Agreement with respect to the Technology Fund.

       If shareholders of the Technology Fund do not approve the Proposed Sub-Advisory Agreement, the Board will consider other possible courses of action, which may include resubmitting the Proposed Sub-Advisory Agreement for shareholder approval or ETAM directly managing the Technology Fund.

                          PROPOSALS 1(b), 1(c) and 1(d)

              PROPOSED SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL
                    FUND, THE RUSSELL FUND AND THE S&P FUND

       In connection with the Board's approval of the withdrawal of the Funds from their respective Master Portfolios (as discussed in more detail in Proposal
3) and the conversion to stand-alone, sub-advised funds, the Board also approved the selection of WAM to provide investment sub-advisory services to the International Fund, Russell Fund and S&P Fund, subject to the approval of the shareholders of each respective Fund. ETAM, as the investment adviser for each Fund, would continue to monitor and supervise WAM's sub-advisory activities for each Fund.

       The International Fund, Russell Fund and S&P Fund each intends to continue to pursue the same investment objective and to seek to track the performance of the same index as stand-alone funds as each Fund currently does by investing its respective assets in a corresponding Master Portfolio. Each Fund's current investment objective is as follows:

 -------------------------------------------------------------------------------
  Fund                    Investment Objective
  ----                    --------------------
 ------------------------------------------------------------------------------
   International Fund     To match as closely as practicable, before fees
                          and expenses, the performance of an international
                          portfolio of common stocks represented by the
                          Morgan Stanley Capital International Europe,
                          Australia, and Far East Free Index (MSCI EAFE
                          Free Index).
 -------------------------------------------------------------------------------
  Russell Fund            To provide investment results that match as
                          closely as practicable, before fees and expenses,
                          the performance of the Russell 2000 Index.
 -------------------------------------------------------------------------------
  S&P Fund                To provide investment results that attempt to
                          match the total return of the stocks making up
                          the S&P 500 Index.
 -------------------------------------------------------------------------------

         As stand-alone, sub-advised funds, each Fund will no longer seek to track the performance of its respective index by investing all of its assets in a Master Portfolio that, in turn, directly invests its assets in some or all of the securities that comprise the relevant index. Instead, the International Fund will attempt to track the performance of the MSCI EAFE Index by directly investing in a representative sample of foreign issuers who comprise the MSCI EAFE Index including by investing directly in common stocks of such issuers and in American Depository Receipts ("ADRs"). The Russell Fund and the S&P Fund each will seek to track the performance of their respective index by investing in a portfolio of securities that replicates, as closely as is practicable, the composition and weighting of that index. Each Fund also may invest in shares of exchange traded funds, futures and options and other derivatives in order to help minimize the gap in performance that naturally exists between any index fund and its index due to expenses and liquidity requirements incurred by index funds.

         Description of Proposed Changes in Investment Sub-Advisory Fee Rates. Currently, the Funds, as feeder funds, are investors in their respective Master Portfolios. Accordingly, the Funds indirectly pay an investment advisory fee to BGFA, the investment adviser of the Master Portfolios. The Funds also pay investment advisory fees to ETAM. Because, the Funds invest all of their assets in corresponding Master Portfolios, the Funds do not currently employ sub-advisers.

         Under the Proposed Sub-Advisory Agreement, the Funds will not be obligated to pay WAM's sub-advisory fees. Instead, for each Fund ETAM will be solely responsible for the payment of WAM's sub-advisory fees. (Proposal 3 of this Proxy Statement discusses the Funds' proposed new investment advisory fee structure with ETAM.) Under the Proposed Sub-Advisory Agreement, the sub-advisory fee rates proposed to be paid to WAM by ETAM, on behalf of each Fund, will be equal to 0.15% of the average daily net assets of the International Fund, 0.07% of the average daily net assets of the Russell Fund, and 0.03% of the average daily net assets of the S&P Fund.

         The table below discloses the current investment advisory fee arrangements for each of the Funds and the proposed advisory and sub-advisory fee arrangements for each of the Funds (as a percentage of the average daily net assets of the relevant Fund). The "Current Advisory Fee" in the first column reflects the total advisory fees currently paid by each Fund directly to ETAM (at the feeder fund level) and indirectly to BGFA (at the Master Portfolio level as the proportional share of the total fees paid by each Fund to its Master Portfolio). As feeder funds invested in the Master Portfolios, the Funds do not currently employ a sub-adviser. The "Proposed Advisory Fees" in the second column reflects the total investment advisory fees to be paid by each Fund to ETAM (as described in Proposal 3). The "Proposed Sub-Advisory Fee" in the third column reflects the proposed sub-advisory fee to be paid by ETAM to WAM. The fourth column shows the difference between the total effective advisory fees currently paid by each Fund (the first column) and the total proposed investment advisory fees to be paid by each Fund (the third column).

--------------------------------------------------------------------------------------------------------
                                              Proposed           Proposed               Difference
                                              --------           --------               ----------
                       Current Advisory     Advisory Fee     Sub-Advisory Fee            in Total
                       ----------------     ------------     ----------------            --------
                           Fee Paid         to be Paid to    to be Paid by ETAM       Management Fees
                           --------         -------------    ------------------       ---------------
 Fund                    by each Fund           ETAM              to WAM             Paid by each Fund
 ----                    ------------           ----              ------             -----------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
International Fund          0.17%*              0.25%              0.15%                  0.08%

--------------------------------------------------------------------------------------------------------
Russell Fund                0.10%**             0.15%              0.07%                  0.05%

--------------------------------------------------------------------------------------------------------
S&P Fund                    0.07%***            0.07%              0.03%                  None

--------------------------------------------------------------------------------------------------------

* The Current Advisory Fee for the International Fund includes a fee equal to 0.15% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% payable by the Fund to ETAM.

** The Current Advisory Fee for the Russell Fund includes a fee equal to 0.08% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% payable by the Fund to ETAM.

*** The Current Advisory Fee for the S&P Fund includes a fee equal to 0.05% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% payable by the Fund to ETAM.

         Fees and Expenses Comparison and Example. As explained above, as feeder funds in a master-feeder structure, neither the Funds nor ETAM pays any sub-advisory fees under the Current Advisory Agreement. Furthermore, as sub-advised funds under the Proposed Sub-Advisory Agreement, the Funds would have no obligation to pay WAM's sub-advisory fees because those fees would be the sole responsibility of ETAM pursuant to its proposed investment advisory agreement with the Funds. As discussed in Proposal 3, each Fund would pay ETAM an investment advisory fee from which ETAM (but not the Funds) would pay the sub-advisory fee to WAM.

         Because ETAM would pay the sub-advisory fee to WAM from ETAM's own advisory fee, the overall expense ratio for each Fund will not be affected by WAM's sub-advisory fee rate under the Proposed Sub-Advisory Agreement discussed in this Proposal 1. Therefore, for information with respect to comparing each of the International Fund's, Russell 2000 Fund's and S&P 500 Fund's fees and expenses under the current investment advisory arrangements with the proposed investment advisory arrangements (which include the proposed sub-advisory fees), please refer to the section titled "Fees and Expenses Comparison" in Proposals 3(a), 3(b), and 3(c), respectively. For information comparing the cost of investing in each Fund under the current investment advisory arrangements with the proposed investment advisory and sub-advisory arrangements, please refer to the section titled "Example" in Proposals 3(a), 3(b) and 3(c), respectively.

         Basis for the Board's Approval. At the Board Meetings, the Board, including the Independent Trustees, in consultation with counsel, requested, received and evaluated information provided by ETAM and WAM, which, in its opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the Proposed Sub-Advisory Agreement on behalf of the International Fund, Russell Fund and S&P Fund would be in the best interests of each Fund and its respective shareholders.

         In evaluating the Proposed Sub-Advisory Agreement for each Fund, and in approving the Proposed Sub-Advisory Agreement for each of the Funds and recommending that shareholders approve the Proposed Sub-Advisory Agreement for each of the Funds, the Board considered all factors that it deemed relevant, including:

         . the willingness of ETAM to agree to continue to limit operating expenses for each Fund to until at least August 2004;

         . the investment sub-advisory fees be paid by ETAM to WAM under the Proposed Sub-Advisory Agreement, as compared to those of similar funds managed by WAM or other investment sub-advisers;

         . the significant commitment of personnel and resources expected to be provided by WAM to provide the investment portfolio services to the Funds;

         . the historical investment performance of the Funds, as compared to the historical investment performance of similar funds advised by WAM as well as performance information regarding other funds not advised or managed by WAM but having similar investment objectives and investment programs;

         . historical investment performance and experience of WAM's investment personnel in providing portfolio management services to index funds;

         . the nature and quality of the investment sub-advisory services that are expected to be provided by WAM to the Technology Fund on an interim basis and that will be provided to the Funds under the Proposed Sub-Advisory Agreement; and

         . any related benefits to WAM in providing investment sub-advisory services to the Funds under the Proposed Sub-Advisory Agreement; and

         . the need to provide WAM with sufficient long-term incentives, within the competitive marketplace, to support WAM's allocation of personnel and resources to the Funds.

         As a result of its review, the Board determined that the proposed fees to be paid to WAM under the Proposed Sub-Advisory Agreement, on behalf of each Fund, are fair and reasonable to each Fund and to its shareholders. Accordingly the Board, including the Independent Trustees, unanimously voted to approve the Proposed Sub-Advisory Agreement on behalf of each Fund. The Board concluded that the Proposed Sub-Advisory Agreements will over the long-term, (1) enable WAM to provide high-quality investment sub-advisory services to each Fund at a reasonable and competitive fee rate and (2) allow WAM to provide investment sub-advisory services to each Fund at a level consistent with the increased demands of the current mutual fund marketplace.

         Terms of the Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement provides that, subject to the general supervision of the Board and ETAM, WAM will:

         . provide a program of continuous investment management for each Fund in accordance with that Fund's investment objective, policies and limitations;

         .    make investment decisions for each Fund;

         . provide each Fund with among other things, analysis of statistical and economic data and information concerning the index for each Fund, including portfolio composition;

         . to the extent permitted, provide advice as to the securities, instruments, repurchase agreements, options and other investments and techniques that each Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of that Fund's portfolio;

         . provide advice as to what portion of each Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested;

         . place orders pursuant to each Fund's investment determinations as approved by the Fund's Board directly with the issuer, or with any broker or dealer, in accordance with applicable policies and legal requirements;

         . furnish to the Trust whatever statistical information the Trust may reasonably request with respect to each Fund's assets or contemplated investments;

         . keep the Trust and the Board informed of developments materially affecting each Fund's portfolio; and

         . furnish the Board with such periodic and special reports regarding the Fund, as the Board may reasonably request.

         If shareholders of the International Fund, Russell Fund or S&P Fund do not approve the Proposed Sub-Advisory Agreement, the Board will consider other possible courses of action, which may include resubmitting the Proposed Sub-Advisory Agreement for shareholder approval, maintaining each Fund's current master-feeder structure or ETAM directly managing the Fund.

                       THE BOARD RECOMMENDS THAT YOU VOTE
                   "FOR" THIS PROPOSAL ON BEHALF OF EACH FUND

                                   PROPOSAL 2

                       APPROVAL OF THE MULTI-MANAGER ORDER

   (You are entitled to vote on this proposal if you are a shareholder in the
                International, Russell, S&P, or Technology Funds)

         At the Board Meetings, the Board unanimously approved for consideration by shareholders of each Fund a proposal to permit the Trust and ETAM to enter into, and materially amend, sub-advisory agreements with any sub-adviser (other than an sub-adviser that is an "affiliated person", as defined in Section 2(a)(3) of the 1940 Act, of ETAM or the Fund) that is retained by ETAM and the Trust to manage the Funds without obtaining shareholder approval ("Multi-Manager Arrangement"). Submission of this proposal to shareholders for approval is required under the terms of an exemptive order that the Trust expects to receive from the SEC. The SEC exemptive order would grant relief from certain provisions of the 1940 Act and its rules, as discussed below.

         Approval by the Board, including a majority of the Independent Trustees, will continue to be required prior to (1) entering into any new sub-advisory agreement with respect to any Fund and (2) amending any existing sub-advisory agreement with respect to any Fund. However, if the shareholders of each Fund approve this Multi-Manager Arrangement, no further shareholder vote would be required to approve any sub-advisory agreement entered into by a Fund and any material changes to such sub-advisory agreements, provided that the sub-adviser is not an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of ETAM or the applicable Fund, other than by reason of serving as a sub-adviser to the Fund.

         Benefits. The Board believes that it is appropriate and in the best interests of each Fund's shareholders to provide ETAM and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining further shareholder approval. This process will allow each Fund to operate more efficiently. Currently, to appoint a new sub-adviser or to materially amend any sub-advisory agreement (as demonstrated by Proposal 1 of this Proxy Statement), the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy voting instructions from the Fund's shareholders. Further, if a sub-adviser is acquired in, for example, a corporate transaction involving the sub-adviser's corporate parent, the Fund currently must seek approval of a new sub-advisory agreement from its shareholders, even where there will be no change in the persons managing a Fund or the investment sub-advisory fee paid to the sub-adviser. This process is time-consuming and costly, and these costs are generally borne entirely by the respective Fund with a consequent reduction in investment return. Without the delay inherent in holding a shareholder meeting, ETAM and the Board would be able to act more quickly and with less expense to appoint a new sub-adviser or retain a sub-adviser following an assignment of that adviser's sub-advisory agreement, provided the Board and ETAM believe that the appointment or retention would be in the best interests of the Fund.

         As investment adviser to the Technology Fund, ETAM currently oversees and monitors the performance of that Fund's sub-adviser and, upon approval of Proposal 1, ETAM will provide similar services with respect to the International Fund, Russell Fund and S&P Fund. ETAM is also responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated with respect to a Fund. A determination as to whether to recommend the termination of a sub-investment advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a Fund.

         By investing in a Fund, shareholders, in effect, have hired ETAM to manage that Fund's assets directly or indirectly through the retention of an external sub-adviser to manage the Fund's assets under ETAM's supervision. Accordingly, the Board believes that shareholders expect that ETAM and the Board will take responsibility for overseeing any sub-adviser and for recommending the hiring, termination and replacement of all sub-advisers used in the management of the Funds.

         Thus, in light of the contractual arrangements under which ETAM has been engaged as an investment adviser for the Funds, and in light of ETAM's experience in monitoring and supervising sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by ETAM. The Board also believes that this approach would be consistent with expectations of shareholders that ETAM will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

         The Board will continue to provide oversight of the sub-advisory selection, engagement and termination process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ETAM and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

         Shareholder approval of this Proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to ETAM. When engaging sub-advisers and entering into and amending sub-advisory agreements, ETAM has negotiated and will continue to negotiate fees with these sub-advisers. Because these fees are paid by ETAM, and not directly by each Fund, any fee reduction negotiated by ETAM will be beneficial to ETAM, and any increase in sub-advisory fees will be detrimental to ETAM. The fees paid to ETAM by the Funds and the fees paid to the sub-advisers by ETAM are considered by the Board in approving and renewing the advisory and sub-advisory agreements. Any increase in the fees paid by a Fund to ETAM would continue to require shareholder approval. In any event, if shareholders approve this proposal, ETAM, pursuant to each Fund's advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing.

         Terms of the Order. ETAM and the Trust, on behalf of each Fund, and all other current and future series of the Trust that ETAM may advise, have determined to file an application with the SEC requesting an order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. These provisions of the 1940 Act require that shareholders approve advisory agreements, including the sub-advisory agreements on behalf of a Fund or a class of shares, and to approve any material amendment to such agreements. Although there can be no assurance, the Trust and ETAM expect that the SEC will grant the exemptive relief requested. If shareholders approve this proposal, ETAM and the Funds would be authorized to evaluate, select and retain new sub-advisers for the Funds or materially amend an existing sub-advisory agreement with a sub-adviser without obtaining further approval of the affected Fund's shareholders, provided that (1) the sub-adviser is not an "affiliated person" of ETAM or the applicable Fund, other than by reason of serving as a sub-adviser to the Fund, and (2) that the Board has approved the new or amended sub-advisory agreement.

         Under the terms of the proposed SEC order, the Funds and ETAM will continue to be subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before ETAM and the Trust may implement the Multi-Manager Arrangement permitting them to enter into and materially amend sub-investment advisory agreements. Furthermore, within 90 days of a change to a Fund's sub-advisory agreement, the affected Fund must provide shareholders with an information statement meeting the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended to which you are referring that contains information about the sub-adviser, the sub-advisory agreement, and the sub-advisory fee. Another condition of the exemptive relief would require that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees to the Board be at the discretion of the then-existing Independent Trustees.

                    THE BOARD RECOMMENDS THAT YOU VOTE "FOR"
                      THIS PROPOSAL ON BEHALF OF EACH FUND

                          PROPOSALS 3(a), 3(b) and 3(c)

          APPROVAL OF A PROPOSED INVESTMENT ADVISORY AGREEMENT FOR THE
                  INTERNATIONAL FUND. RUSSELL FUND AND S&P FUND

    (You are entitled to vote on this proposal only if you are a shareholder in the International Fund, Russell Fund or S&P Fund)

         Introduction. In connection with the Board's approval of the restructuring of the International Fund, Russell Fund and S&P Fund from feeder funds that invest all of their assets in corresponding Master Portfolios of MIP to stand-alone, sub-advised funds, the Board, including a majority of the Independent Trustees, approved a new Investment Advisory Agreement between the Trust and ETAM, on behalf of each Fund ("Proposed Advisory Agreement"). (A form of the Proposed Advisory Agreement is attached hereto as Appendix B.) ETAM currently serves as the investment adviser for each Fund in accordance with an Amended and Restated Investment Advisory Agreement, as amended, with the Trust ("Current Advisory Agreement").

         The Proposed Advisory Agreement reflects new advisory fee arrangements that would result from the withdrawal of each Fund from its respective Master Portfolio and the restructuring of each Fund from a feeder fund in a master-feeder structure to a stand-alone fund. As described in more detail in Proposal 1 of this Proxy Statement, upon shareholder approval, WAM would provide investment sub-advisory services to each of the Funds, subject to the supervision of ETAM and the Board. The Proposed Advisory Agreement will not take effect without the approval of a majority of the outstanding shares of each Fund (as defined in the 1940 Act).

         In addition (as explained below in Proposals 3(a) and 3(b)), the Proposed Advisory Agreement would increase the advisory fees to be paid to ETAM by the International Fund and Russell Fund. The S&P Fund's advisory fee would not increase under the Proposed Advisory Agreement. The Proposed Advisory Agreement for each Fund and, in particular, the increase in the investment advisory fees for the International Fund and the Russell Fund, reflects the increased commitment of personnel and resources that would be necessary in order for ETAM to appropriately supervise and monitor the activities of WAM as the sub-adviser of these Funds. Although the investment advisory fees proposed to be paid to ETAM by the International Fund and the Russell Fund would increase from the current advisory fees for those Funds, ETAM has agreed to maintain an expense limitation agreement through at least August 31, 2004, and as a result, the overall expense ratio of each Fund would be 0.65%, 0.65%, and 0.40% of the International Fund's, Russell Fund's and S&P Fund's respective daily net assets.

         Reasons for Proposed Changes in Advisory Arrangements and Advisory Fees. The investment of each Fund's assets in a Master Portfolio has never been a fundamental policy of any Fund. Therefore, a shareholder vote is not required for any Fund to withdraw its investments from its corresponding Master Portfolio.

         Accordingly, at the Board Meetings, the Board determined that it would be in the best interests of each Fund and its shareholders to withdraw each Fund's investment in its corresponding Master Portfolio and to become stand alone fund that are not part of a master-feeder structure. The Board concluded that the master-feeder structure: (1) significantly limits the Board's and ETAM's ability to manage the business operations of the Funds, both from a strategic planning standpoint and in response to changing marketplace or regulatory conditions; and (2) both the Board and ETAM believe that having the same sub-adviser for all four of the Trust's index funds would allow each Fund to achieve certain operational efficiencies. As a result, rather than continue to seek to meet each Fund's investment objective through a master-feeder structure (in which each Fund invests substantially all of its assets in a Master Portfolio), each Fund would retain WAM as its investment sub-adviser.

         ETAM's primary goal in recommending the new fee arrangements and the Proposed Advisory Agreement for the International Fund, Russell Fund, and S&P Fund, including the fee increases for the International Fund and Russell Fund, was to establish a new fee schedule for each Fund that would, among other things: (1) establish an appropriate fee structure for each Fund as a stand-alone Fund rather than a feeder fund; (2) simplify the fee structure in order to allow shareholders to better understand the advisory fee rates being paid by each Fund; (3) be competitive with other funds having similar investment objectives, strategies, asset type and size: (4) provide appropriate long-term incentives, within the competitive environment, to support ETAM's expected increased allocation of personnel and resources to the Fund; and (5) allow ETAM to attract and retain high-quality sub-advisers, such as WAM, with the appropriate expertise in providing portfolio management services to index funds.

         Each specific proposal to approve the Proposed Advisory Agreement and its accompanying fee structure is explained in more detail below on a Fund by Fund basis. Following the discussion of the fee structure for each of the Funds, the basis for the Board's decision to approve the Proposed Advisory Agreement for the Funds is discussed. If the shareholders of each Fund approve the Proposed Advisory Agreement with ETAM, that Agreement is expected to be implemented on or about November 7, 2003, the same time each Fund plans to withdraw from its respective Master Portfolio. If the shareholders of the International Fund, the Russell Fund or the S&P Fund do not approve the Proposed Advisory Agreement, the existing Current Advisory Agreement would remain in effect and the Board will then consider other possible courses of action, including resubmitting the Proposed Advisory Agreement for shareholder approval, maintaining each Fund's current master-feeder structure or ETAM directly managing each Fund. In the event that shareholders from a Fund approved the Proposed Sub-Advisory Agreement as discussed in Proposal 1 but did not approve the Proposed Advisory Agreement discussed in this Proposal 3, that Fund's Proposed Sub-Advisory would still take effect.

                                  PROPOSAL 3(a)

                 PROPOSED INVESTMENT ADVISORY AGREEMENT FOR THE
                               INTERNATIONAL FUND

         For its services as investment adviser, ETAM is currently paid a fee by the International Fund at an annual rate of 0.02% of the Fund's average daily net assets if the Fund invests all of its assets in a master portfolio and 0.08% of the Fund's average daily net assets on that portion of the International Fund's assets not invested in the Master Portfolio. BGFA currently serves as the investment adviser for the Fund's Master Portfolio pursuant to an investment advisory contract with MIP. For its services as investment adviser to the Master Portfolio, BGFA receives a monthly advisory fee from the Master Portfolio (and indirectly from the International Fund as a shareholder of the Fund's Master Portfolio) at an annual rate equal to 0.15% of the first $1 billion, and 0.10% thereafter of the average daily net assets of the International Fund's Master Portfolio. The Fund records daily its proportionate share of the Master Portfolio's advisory fees, described above, certain other fees paid by the Master Portfolio, such as accounting, administration, legal, SEC registration fees, in addition to income, expenses and realized and unrealized gains and losses.

         Description of Proposed Changes in Investment Advisory Fee Rates. Both the current and proposed total investment advisory fee rates for the International Fund are shown in the tables below. The table describes the current and proposed advisory fee arrangements for the Fund (as a percentage of the average daily net assets of the Fund). The "Current Advisory Fee" in the first and second columns reflects the total advisory fees currently paid by the Fund directly to ETAM at the feeder fund level and indirectly to BGFA at the Master Portfolio level (as its proportional share of the total fees paid by the Fund to the Master Portfolio). The "Proposed Advisory Fee" in the third column reflect the total advisory fees to be paid by the Fund to ETAM (which includes the compensation that ETAM would pay to WAM as the sub-adviser for the Fund). The fourth column shows the difference between the total "Current Advisory Fee" paid by the Fund (the total of the first and second columns) and the total "Proposed Advisory Fee to be paid by the Fund (the third column) from which ETAM would pay the sub-advisory fee to WAM on behalf of the Fund.

  ----------------------------------------------------------------------------
  Current Advisory   Current Advisory Fee   Proposed       Difference in Total
  Fee Paid to ETAM   Paid by the Fund to    Advisory Fee   Advisory Fees Paid
                     the Master Portfolio   Paid to ETAM   by the Fund
  ----------------------------------------------------------------------------
        0.02%              0.15%                0.25%           0.08%
  ----------------------------------------------------------------------------

         As shown above, the International Fund currently pays an advisory fee equal to 0.17% of the average daily net assets of the Fund, of which 0.15% is paid by the Fund indirectly at the Master Portfolio level to the Master Portfolio's investment adviser, BGFA, and 0.02% is paid by the Fund directly at the feeder fund level to ETAM. The current fee structure was designed for a feeder fund and is considered by ETAM and the Board to be an inappropriate fee structure for a sub-advised stand alone fund. If the Proposed Investment Advisory Agreement is approved by shareholders, the entire new advisory fee of 0.25% of the Fund's average daily net assets would be paid to ETAM because the International Fund would no longer be a feeder fund. In turn, and as described in Proposal 1, ETAM (and not the Fund) would bear the sole responsibility to pay a sub-advisory fee of 0.15% of the Fund's average daily net assets to WAM as the Fund's new sub-adviser.

         Although the total advisory fee paid by the International Fund is proposed to be increased from 0.17% to 0.25% of the Fund's average daily net assets, as shown in the table further below, ETAM has agreed to continue its voluntary expense limitation agreement with the Fund. Therefore, as long as this agreement remains in place, the total operating expenses of the International Fund will be capped at 0.65% of the average daily net assets until at least August 31, 2004. Without the fee waiver in place, the Fund's total expenses are expected to be 2.62 % of the Fund average daily net assets.

         The table below shows: (1) the aggregate amount of investment advisory fees paid by the Fund to ETAM under the Current Advisory Agreement during the year ended December 31, 2002, including amounts paid at the Master Portfolio level, (2) the aggregate amount of investment advisory fees that would have been paid by the Fund to ETAM if the Proposed Advisory Agreement had been in effect during the year ended December 31, 2002, based on the average daily net assets for the Fund during that year, (3) the dollar difference between the two amounts, and (4) the percentage difference between the two amounts.

      ---------------------------------------------------------------------------------------------------
       Aggregate Fees under         Aggregate Fees         Difference Between       % Difference Between
         Current Advisory           under Proposed          Amounts under the        Amounts under the
      Agreement Fee Schedule    Advisory Fee Schedule          Current And          Current and Proposed
      (Year ended 12/31/02)*    (Year ended 12/31/02)     Proposed Fee Schedules       Fee Schedules
      ---------------------------------------------------------------------------------------------------
             $19,405                  $28,537                    $9,132                     47%
      ---------------------------------------------------------------------------------------------------

* This amount includes advisory fees paid at both the Master Portfolio level and the Feeder Fund level.

         Fees and Expenses Comparison. The tables below compare the fees and expenses that you would pay under the Current Advisory Agreement with the fees and expenses that you will pay under the Proposed Advisory Agreement. The tables reflect the annual operating expenses calculated as a percentage of average daily net assets.

                                           INTERNATIONAL FUND
                                           ------------------

     ----------------------------------------------------------------------------------------------------
     Shareholder Fees
     (fees paid directly from your investment)                           Current            Proposed
     ----------------------------------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases                    None               None
     Maximum Deferred Sales Charge (Load)                                None               None
     Maximum Sales Charge (Load) Imposed in Reinvested                   None               None
     Dividends and other Distributions
     Redemption Fee (as a % of redemption proceeds, payable only         1.00%              1.00%
     if shares are redeemed within four months of purchase)

     ----------------------------------------------------------------------------------------------------
     Annual Fund Operating Expenses
     (expenses that are deducted from Fund assets)                       Current/(1)/       Proposed
     ----------------------------------------------------------------------------------------------------
     Management Fees                                                     0.17%/(2)/         0.25%
     Distribution (12b-1) Fees                                           None               None
     Other Expenses                                                      2.42%              2.37%
     Total Annual Fund Operating Expenses                                2.59%              2.62%
     Fee Waiver and/or Expense Reimbursement                            (1.94)%/(3)/       (1.97)%/(3)/
     Net Expenses                                                        0.65%              0.65%
     ----------------------------------------------------------------------------------------------------

(1) The cost reflects the expenses at both the Feeder Fund and the Master Portfolio levels.

(2) Management fees include a fee equal to 0.15% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% of daily net assets payable by the Fund to ETAM, its investment adviser.

(3) The Fee Waiver/Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to limit "Other Expenses" on an annualized basis through at least August 31, 2004. The Fund may at a later date reimburse to ETAM all or a portion of the fees waived or limited and other expenses assumed or paid by ETAM during any of the previous three fiscal years, pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio ("Net Expenses") to exceed the percentage limited stated above in "Net Expenses".

     Example. This Example is intended to help you compare the cost of investing in the International Fund under the Current Advisory Agreement and the cost of investing in the Fund under the Proposed Advisory Agreement.

     The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       -----------------------------------------------------------------------
                          1 year**     3 years**      5 years**     10 years**
                          ------       -------        -------       --------
       -----------------------------------------------------------------------
        Current Fees*      $66          $620           $ ,201        $2,779
       -----------------------------------------------------------------------
        Proposed Fees      $66          $626           $1,213        $2,807
       -----------------------------------------------------------------------

*   Reflects costs at both the Fund and Master Portfolio levels.

** The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table above on an annualized basis. The costs under subsequent year estimates, however, do not reflect the Expense Limitation Agreement. Although the Expense Limitation Agreement is in effect through August 31, 2004, it is expected to continue year to year thereafter. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amount shown above under the subsequent estimates.

     Basis for the Board's Approval. See the discussion following Proposal 3(c).


                                  PROPOSAL 3(b)

           PROPOSED INVESTMENT ADVISORY AGREEMENT FOR THE RUSSELL FUND

     For its services as investment adviser, ETAM is currently paid a fee by the Russell Fund at an annual rate of 0.02% of the Fund's average daily net assets if the Fund invests all of its assets in a master portfolio and 0.10% of the Fund's average daily net assets on that portion of the Russell Fund's assets not invested in the Master Portfolio. BGFA currently serves as the investment adviser for the Fund's corresponding Master Portfolio pursuant to an investment advisory contract with the MIP. For its services as investment adviser to the Master Portfolio, BGFA receives a monthly advisory fee from the Master Portfolio (and indirectly from the Russell Fund as a shareholder of the Fund's Master Portfolio) at an annual rate equal to 0.08% of the average daily net assets of the Russell Fund's Master Portfolio. The Fund records daily its proportionate share of the Master Portfolio's advisory fees, described above, certain other fees paid by the Master Portfolio, such as accounting, administration, legal, SEC registration fees, in addition to income, expenses and realized and unrealized gains and losses.

     Description of Proposed Changes in Investment Advisory Fee Rates. Both the current and proposed total investment advisory fee rates for the Russell Fund are shown in the tables below. The table describes the current and proposed advisory fee arrangements for the Fund (as a percentage of the average daily net assets of the Fund). The "Current Advisory Fee" in the first and second columns reflects the total advisory fees currently paid by the Fund directly to ETAM at the feeder fund level and indirectly to BGFA at the Master Portfolio level (as the proportional share of the total fees paid by the Fund to the Master Portfolio). The "Proposed Advisory Fee" in the third column reflect the total advisory fees to be paid by the Fund to ETAM (which includes the compensation that ETAM would pay to WAM as the sub-adviser for the Fund). The fourth column shows the difference between the total "Current Advisory Fee" paid by the Fund (the total of the first and second columns) and the total "Proposed Advisory Fee to be paid by the Fund (the third column) from which ETAM will pay the sub-advisory fee to WAM on behalf of the Fund.

          ----------------------------------------------------------------------------------
                                 Current Advisory Fee   Proposed        Difference in Total
          Current Advisory Fee   Paid by the Fund to    Advisory Fee    Advisory Fees Paid
          Paid to ETAM           the Master Portfolio   Paid to ETAM    by the Fund
          -----------------------------------------------------------------------------------
              0.02%                     0.08%               0.15%              0.05%
         ------------------------------------------------------------------------------------

     As shown above, the Russell Fund currently pays an advisory fee equal to the Russell Fund currently pays an advisory fee equal to 0.10% of the average daily net assets of the Fund, of which 0.08% is paid by the Fund indirectly at the Master Portfolio level to the Master Portfolio's investment adviser, BGFA, and 0.02% is paid by the Fund directly at the feeder fund level to ETAM. The fee structure was designed for a feeder fund, and is considered by ETAM and the Board to be an inappropriate fee structure for a sub-advised fund. If the Proposed Investment Advisory Agreement is approved by shareholders, the entire new advisory fee of 0.15% would be paid to ETAM because the Russell Fund would no longer be a feeder fund. In turn, and as described in Proposal 1, ETAM, and not the Fund, would bear sole responsibility to pay a sub-advisory fee of 0.07% to WAM as the Fund's new sub-adviser.

     Although the total advisory fee paid by the Russell Fund is proposed to be increased from 0.10% to 0.15%, as shown in the table further below, ETAM has agreed to continue its voluntary expense limitation agreement with the Fund. Therefore, as long as this expense limitation agreement remains in place, the total operating expenses of the Russell Fund will be capped at 0.65% of the Fund's average daily net assets until at least August 31, 2004. Without the fee waiver in place, the Fund's total expenses are expected to be 1.95% of the Fund average daily net assets.

     The table below shows: (1) the aggregate amount of advisory fees paid by the Fund to ETAM under the Current Advisory Agreement during the year ended December 31, 2002, including amounts paid at the Master Portfolio level, (2) the aggregate amount of advisory fees that would have been paid by the Fund to ETAM if the Proposed Advisory Agreement had been in effect during the year ended December 31, 2002, based on the average net assets for the Fund during that year, (3) the dollar difference between the two amounts, and (4) the percentage difference between the two amounts.

         --------------------------------------------------------------------------------
           Aggregate Fees          Aggregate Fees
           under Current          under Proposed    Difference Between      % Difference
         Advisory Agreement        Advisory Fee     Amounts under the    Between Amounts
            Fee Schedule             Schedule          Current And      under the Current
           (Year ended             (Year ended        Proposed Fee       and Proposed Fee
            12/31/02)*              12/31/02)          Schedules           Schedules
         --------------------------------------------------------------------------------
            $15,077                 $22,616             $7,539                 50%
         --------------------------------------------------------------------------------

* This amount includes advisory fees paid at both the Master Portfolio level and the Feeder Fund level.

     Fees and Expenses Comparison. The tables below compare the fees and expenses that you would pay under the Current Advisory Agreement with the fees and expenses that you will pay under the Proposed Advisory Agreement. The tables reflect the annual operating expenses calculated as a percentage of the Fund's average daily net assets.

                                  RUSSELL FUND

   ---------------------------------------------------------------------------------------------------
   Shareholder Fees
   (fees paid directly from your investment)                            Current          Proposed
   ---------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on Purchases                     None              None
   Maximum Deferred Sales Charge (Load)                                 None              None
   Maximum Sales Charge (Load) Imposed in Reinvested                    None              None
   Dividends and other Distributions
   Redemption Fee (as a % of redemption proceeds, payable only if       1.00%             1.00%
   shares are redeemed within four months of purchase)
   ---------------------------------------------------------------------------------------------------
   Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)                        Current/(1)/     Proposed
   ---------------------------------------------------------------------------------------------------
   Management Fees                                                      0.10%/(2)/        0.15%
   Distribution (12b-1) Fees                                            None              None
   Other Expenses                                                       1.77%             1.80%
   Total Annual Fund Operating Expenses                                 1.87%             1.95%
   Fee Waiver and/or Expense Reimbursement                              (1.22)%/(3)/      (1.30)%/(3)/
   Net Expenses                                                         0.65%             0.65%
   ----------------------------------------------------------------------------------------------------

(1) The cost reflects the expenses at both the Feeder Fund and the Master Portfolio levels.

(2) Management fees include a fee equal to 0.08% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% of daily net assets payable by the Fund to ETAM, its investment adviser.

(3) The Fee Waiver/Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to limit "Other Expenses" on an annualized basis through at least August 31, 2004. The Fund may at a later date reimburse to ETAM all or a portion of the fees waived or limited and other expenses assumed or paid by ETAM during any of the previous three fiscal years, pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio ("Net Expenses") to exceed the percentage limited stated above in "Net Expenses".

     Example. This Example is intended to help you compare the cost of investing in the Russell Fund under the Current Advisory Agreement and the cost of investing in the Fund under the Proposed Advisory Agreement.

     The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     ---------------------------------------------------------------------------
                         1 year**      3 years**     5 years**    10 years**
                         ------        -------       -------      --------
      --------------------------------------------------------------------------
      Current Fees*        $66           $469          $897         $2,091
      --------------------------------------------------------------------------
      Proposed Fees        $66           $486          $931         $2,169
      --------------------------------------------------------------------------

*  Reflects costs at both the Fund and Master Portfolio levels.

** The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table above on an annualized basis. The costs under subsequent year estimates, however, do not reflect the Expense Limitation Agreement. Although the Expense Limitation Agreement is in effect through August 31, 2004, it is expected to continue year to year thereafter. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amount shown above under the subsequent estimates.

     Basis for the Board's Approval. See the discussion following Proposal 3(c).


                                  PROPOSAL 3(c)

             PROPOSED INVESTMENT ADVISORY AGREEMENT FOR THE S&P FUND

     For its services as investment adviser, ETAM is currently paid a fee by the S&P Fund at an annual rate of 0.02% of the Fund's average daily net assets if the Fund invests all of its assets in a master portfolio and 0.07% of the Fund's average daily net assets on that portion of the S&P Fund's assets not invested in the Master Portfolio. BGFA currently serves as the investment adviser for the Fund's corresponding Master Portfolio pursuant to an investment advisory contract with the MIP. For its services as investment adviser to the Master Portfolio, BGFA receives a monthly advisory fee from the Master Portfolio (and indirectly from the S&P Fund as a shareholder of the Fund's Master Portfolio) at an annual rate equal to 0.05% of the average daily net assets of the S&P Fund's Master Portfolio. The Fund records daily its proportionate share of the Master Portfolio's advisory fees, described above, certain other fees paid by the Master Portfolio, such as accounting, legal, SEC registration fees, in addition to income, expenses and realized and unrealized gains and losses.

     Description of Proposed Changes in Investment Advisory Fee Rates. Both the current and proposed total investment advisory fee rates for the S&P Fund are shown in the tables below. The table describes the current and proposed advisory fee arrangements for the Fund (as a percentage of the average daily net assets of the Fund). The "Current Advisory Fee" in the first and second columns reflects the total advisory fees currently paid by the Fund directly to ETAM at the feeder fund level and indirectly to BGFA at the Master Portfolio level (as a proportional share of the total fees paid by the Fund to the Master Portfolio). The "Proposed Advisory Fee" in the third column reflect the total advisory fees to be paid by the Fund to ETAM (which includes the compensation that ETAM would pay to WAM as the sub-adviser for the Fund). The fourth column shows the difference between the total "Current Advisory Fee" paid by the Fund (the total of the first and second columns) and the total "Proposed Advisory Fee to be paid by the Fund (the third column) from which ETAM would pay the sub-advisory fee to WAM on behalf of the Fund.

      ----------------------------------------------------------------------------------
                           Current Advisory Fee      Proposed        Difference in Total
      Current Advisory     Paid by the Fund to the   Advisory Fee    Advisory Fees Paid
      Fee Paid to ETAM     Master Portfolio          Paid to ETAM    by the Fund
      ----------------------------------------------------------------------------------
         0.02%                0.05%                    0.07%              None
      ----------------------------------------------------------------------------------

     As shown above, advisory fee for the S&P Fund will not increase if the Proposed Investment Advisory Agreement is approved by shareholders. The S&P Fund currently pays an advisory fee equal to 0.07% of the Fund's average daily net assets, of which 0.05% is paid by the Fund indirectly at the Master Portfolio level to the Master Portfolio's investment adviser, BGFA, and 0.02% is paid by the Fund directly at the feeder level to ETAM. If the Proposed Investment Advisory Agreement is approved by shareholders, the entire advisory fee of 0.07% would be paid to ETAM because the S&P Fund would no longer be a feeder fund. In turn, and as described in Proposal 1, ETAM (and not the Fund) would bear the sole responsibility to pay a sub-advisory fee of 0.03% to WAM as the Fund's new sub-adviser.

     As shown in the table further below, ETAM has agreed to continue its voluntary expense limitation agreement with the Fund. Therefore, as long as this expense limitation agreement remains in place, the total operating expenses of the S&P Fund will be capped at 0.40% of the Fund's average daily net assets until at least August 31, 2004. Without the fee waiver in place, the Fund's total expenses are expected to be 1.03%.

     The table below shows: (1) the aggregate amount of advisory fees paid by the Fund to ETAM under the Current Advisory Agreement during the year ended December 31, 2002, including amounts paid at the Master Portfolio level, (2) the aggregate amount of advisory fees that would have been paid by the Fund to ETAM if the Proposed Advisory Agreement had been in effect during the year ended December 31, 2002, based on the average daily net assets for the Fund during that year, (3) the dollar difference between the two amounts, and (4) the percentage difference between the two amounts.

--------------------------------------------------------------------------------
   Aggregate Fees      Aggregate Fees
   under Current       under Proposed     Difference Between      % Difference
Advisory  Agreement     Advisory Fee      Amounts under the     Between Amounts
    Fee Schedule         Schedule           Current And        under the Current
    (Year ended         (Year ended         Proposed Fee       and Proposed Fee
    12/31/02)*           12/31/02)          Schedules              Schedules
--------------------------------------------------------------------------------
     $59,825             $59,825               $0                    none
--------------------------------------------------------------------------------

* This amount includes advisory fees paid at both the Master Portfolio level and the Feeder Fund level.

     Fees and Expenses Comparison. The tables below compare the fees and expenses that you would pay under the Current Advisory Agreement with the fees and expenses that you will pay under the Proposed Advisory Agreement. The tables reflect the annual operating expenses calculated as a percentage of the Fund's average daily net assets.

                                    S&P FUND

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)                 Current       Proposed
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases          None          None
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                                 None          None
Maximum Sales Charge (Load) Imposed in Reinvested                    None          None
Dividends and other Distributions
Redemption Fee (as a % of redemption proceeds, payable only if       1.00%         1.00%
shares are redeemed within four months of purchase)
------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)                        Current/(1)/  Proposed
------------------------------------------------------------------------------------------------
Management Fees                                                      0.07%/(2)/    0.07%
Distribution (12b-1) Fees                                            None          None
Other Expenses                                                       0.91%         0.96%
Total Annual Fund Operating Expenses                                 0.98%         1.03%
Fee Waiver and/or Expense Reimbursement                              (0.58)%/(3)/  (0.63)%/(3)/
Net Expenses                                                         0.40%         0.40%
------------------------------------------------------------------------------------------------

(1) The cost reflects the expenses at both the Feeder Fund and the Master Portfolio levels.

(2) Management fees include a fee equal to 0.05% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% of daily net assets payable by the Fund to ETAM, its investment adviser.

(3) The Fee Waiver/Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to limit "Other Expenses" on an annualized basis through at least August 31, 2004. The Fund may at a later date reimburse to ETAM all or a portion of the fees waived or limited and other expenses assumed or paid by ETAM during any of the previous three years, pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio ("Net Expenses") to exceed the percentage limited stated above in "Net Expenses".

     Example. This Example is intended to help you compare the cost of investing in the S&P Fund under the Current Advisory Agreement and the cost of investing in the Fund under the Proposed Advisory Agreement.

     The Example assumes that you invest $10,000 in the S&P Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          ----------------------------------------------------------------------
                              1 year**     3 years**    5 years**     10 years**
                              ------       -------      -------       --------
          ----------------------------------------------------------------------
           Current Fees*       $41          $254         $485          $1,148
          ----------------------------------------------------------------------
          Proposed Fees        $41          $265         $507          $1,202
          ----------------------------------------------------------------------

*   Reflects costs at both the Fund and Master Portfolio levels.

** The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table above on an annualized basis. The costs under subsequent year estimates, however, do not reflect the Expense Limitation Agreement. Although the Expense Limitation Agreement is in effect through August 31, 2004, it is expected to continue year to year thereafter. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amount shown above under the subsequent estimates.

     Basis for the Board's Approval. At the Board Meetings, the Board, including the Independent Trustees, in consultation with counsel, requested, received and evaluated information provided by ETAM, which, in its opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the Proposed Advisory Agreement on behalf of the International Fund, Russell Fund and S&P Fund, and, in particular, the new fee arrangements for each Fund and the proposed increase in advisory fees for the International Fund and the Russell Fund, would be in the best interests of each Fund and its respective shareholders.

     Based on the information provided by ETAM, the Board believes that the proposed investment advisory fees are consistent with investment advisory or investment management fees paid to advisers of other index funds. The Board believes that the new advisory fee arrangements, including the increased investment advisory fee to be paid to ETAM by the International Fund and the Russell Fund are appropriate in light of the proposed restructuring of the Funds to stand-alone, sub-advised funds, the increased allocation of personnel, resources, and services that ETAM will provide to each Fund, and the level of the sub-advisory fees that ETAM would be obligated to pay to WAM in order to provide WAM with a competitive sub-advisory fee rate necessary to attract and retain a high-quality sub-adviser with the appropriate expertise in providing portfolio management services to index funds.

     In recommending that shareholders approve the Proposed Advisory Agreement for each Fund, the Board considered all factors that it deemed relevant, including:

     . the willingness of ETAM to contractually agree to continue to limit operating expense for each Fund to until at least August 31, 2004;

     . the investment advisory fees and other expenses that would be paid by the Funds under the Proposed Advisory Agreement, as compared to those of similar funds managed by other investment advisers. The Board noted in particular that the increased investment advisory fees for the International Fund and the Russell Fund are below the median contractual fee rate at similar asset levels for funds having similar investment objectives, strategies and asset types, as indicated in an independent study prepared for the Board;

     . the increased allocation of personnel and resources expected to be provided by ETAM to supervise and monitor WAM's investment sub-advisory services to the Funds as stand-alone funds;

     . the historical investment performance of the Funds, as well as performance information regarding other funds not advised or managed by ETAM but having similar investment objectives and investment programs;

     . the historical performance of ETAM's personnel in providing oversight and supervision as the investment adviser to the Technology Fund since 1999 (a stand-alone, sub-advised index fund that is managed in a similar manner as the Fund would be managed under the Proposed Advisory Agreement);

     . the nature and quality of the investment advisory services that have been provided by ETAM to the Funds and to the other series of the Trust;

     .    the costs of the services provided by ETAM; and

     . the current and projected profitability and related other benefits to ETAM in providing investment advisory services to the Funds, both under the Current Advisory Agreement and the Proposed Advisory Agreement, and the need to provide ETAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's allocation of personnel and resources to each Fund.

     As a result of its review, the Board determined that the proposed advisory fee arrangements for each Fund, including, in particular, the increase in the advisory fee for the International Fund and the Russell Fund, in the Proposed Advisory Agreement are fair and reasonable and in the best interest of each Fund and to its respective shareholders. Accordingly, the Board, including the Independent Trustees, unanimously voted to approve the Proposed Advisory Agreement for each Fund, including the proposed increase to the investment advisory fee rates for the International Fund and the Russell Fund.

     The Board concluded that the Proposed Advisory Agreement will, over the long-term, (1) enable ETAM to continue to provide high-quality investment advisory services to the Funds at a reasonable and competitive fee rate and (2) allow ETAM to provide investment advisory services to the Funds at a level consistent with the increased demands of the current mutual fund marketplace.

     Terms of the Current Advisory Agreement. The Current Advisory Agreement provides that, subject to the general supervision of the Board, ETAM will:

     . provide a program of continuous investment management for the Fund in accordance with that Fund's investment objective, policies and limitations;

     . provide the Fund with ongoing investment guidance, policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy;

     . to the extent permitted, provide advice as to the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio;

     . provide advice as to what portion of the Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested;

     . place orders pursuant to the Fund's investment determinations as approved by the Board for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies and legal requirements;

     . furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund's assets or contemplated investments;

     . keep the Trust and the Board informed of developments materially affecting the Fund's portfolio;

     . select and manage investment sub-advisers, if any, who may be granted discretionary investment authority, and

     . furnish the Board with such periodic and special reports regarding the Fund and any sub-advisers as the Board may reasonably request.

     All of the provisions discussed above with respect to the Current Advisory Agreement are identical, in all material respects to those in the Proposed Advisory Agreement.

     The Current Advisory Agreement for the S&P Fund was initially approved by the Board on January 20, 1999 and, for regulatory purposes, by ETAM, as the Fund's sole initial shareholder, on January 20, 1999. The Current Advisory Agreement for the International Fund was initially approved by the Board on August 11, 1999, and, for regulatory purposes, by ETAM as the Fund's sole in initial shareholder, on August 11, 1999. The Current Advisory Agreement for the Russell Fund was approved by the Board on August 16, 2000, and for regulatory purposes, by ETAM, as the Fund's sole shareholder, August 16, 2000. The Board most recently approved the continuation of the Current Advisory Agreement for each Fund at the August Board Meeting.

            OTHER AGREEMENTS BETWEEN ETAM AND THE TRUST OR AFFILIATES

     Current Administrative Services Agreement. ETAM also serves as the Administrator for each of the Funds under the Fourth Amended and Restated Administrative Services Agreement ("Current Administrative Services Agreement") between ETAM and the Trust, on behalf of each of the Funds.

     Under the Current Administrative Services Agreement, ETAM provides administrative services to each Fund directly or through sub-contracting, including: (1) coordinating the services performed by the investment advisor, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (2) preparing or supervising the preparation of periodic reports to each Fund's shareholders; (3) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (4) monitoring and reviewing each Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of each Fund.

     The Current Administrative Services Agreement compensates ETAM solely for its administrative services for the Funds. ETAM does not pay for any fees or expenses incurred by each Fund (other than the sub-advisory fee paid to the sub-adviser of the Technology Fund). Pursuant to the Current Administrative Services Agreement, ETAM receives a fee equal to 0.15% of the average daily net assets of the Technology Fund and 0.10% of the average daily net assets of the International Fund, Russell 2000 Fund and S&P 500 Fund, respectively. Additionally, the administrator for the Master Portfolio of the International Fund receives an administrative fee from the Master Portfolio (and indirectly from the International Fund as a shareholder of the Master Portfolio) at an annual rate of 0.10% of the first $1 billion, and 0.07% thereafter, of the Master Portfolio's average daily net assets. The administrator for the Master Portfolio of the Russell Fund receives an administrative fee from the Master Portfolio (and indirectly from the Russell Fund as a shareholder of the Master Portfolio) at an annual rate of 0.02% of the Master Portfolio's average daily net assets. Such administrative fees are recorded at the Master Portfolio level.

     Under an amended fee schedule to the Current Administrative Services Agreement, approved by the Board at the Board Meetings and effective on or about November 7, 2003, ETAM will receive a fee equal to 0.15% of the average daily net assets of the International Fund, the Russell Fund and the S&P Fund. ETAM's new fee of 0.15% will result in a decrease from the effective administrative fee rate of 0.20% currently paid by the International Fund. With respect to the increase in the administrative services to be paid by the Russell Fund and the S&P Fund, the fee is intended to reflect the increased administrative services that ETAM will be required to (1) provide to each Fund as a stand-alone fund (following the conversion from a master-feeder structure) and (2) make the administrative fee rates for the International Fund, the Russell Fund and the S&P Fund consistent and uniform with the rates for all of the Trust's other stand-alone funds (including the Technology Fund).

     Shareholder Servicing Agreement. ETAM also serves as the shareholder servicing agent for each Fund pursuant to a Shareholder Servicing Agreement between ETAM and the Trust, on behalf of each Fund. Under this Shareholder Servicing Agreement, ETAM may provide the following services to shareholders and/or investors investing in shares of the Funds: support of telephone services in connection with the Funds; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; assistance in connection with the tabulation of shareholders' votes in the event of a Trust shareholder vote; receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; maintenance of shareholders records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; provision of support services to shareholders, including providing information about the Trust and the Funds and answering questions concerning the Trust and its Funds (including questions regarding shareholders' interests in one or more Funds); acting as the nominee for shareholders, maintaining account records and providing shareholders with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services; general account administration activities; and providing such similar shareholder services as the Trust may reasonably request to the extent the ETAM is permitted to do so under applicable statutes, rules or regulation.

     Pursuant to this agreement, ETAM will receive a shareholder servicing fee at an annual rate equal to 0.25% of the average daily net assets of each Fund. In addition, ETAM is allowed to use the service fees it receives under this Shareholder Services Agreement to compensate its affiliates, including E*TRADE Securities LLC, the Trust's distributor, for shareholder services provided by such affiliate to the Funds.

     Expense Limitation Agreement. ETAM also has entered into an Expense Limitation Agreement with the Trust, on behalf of each Fund, which provides that ETAM will limit the annual operating expenses of each Fund, for a specified period of time. Pursuant to that Expense Limitation Agreement, ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the International Fund's and Russell Fund's daily net assets, 0.40% of the S&P Fund's daily net assets and 0.85% of the Technology Fund's daily net assets.

     Each Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed or paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio ("Net Expenses") to exceed the percentage limited, as provided in the Expense Limitation Agreement. Although the Expense Limitation Agreement is in effect through at least August 31, 2004, it may be extended for an additional period at the discretion of ETAM, and it is expected to continue year to year thereafter.

       THE BOARD RECOMMENDS APPROVAL OF PROPOSALS 3(a), 3(b) AND 3(c) FOR
          INTERNATIONAL FUND, RUSSELL FUND AND S&P FUND, RESPECTIVELY.

                                   PROPOSAL 4

          RECLASSIFICATION OF THE INVESTMENT OBJECTIVES OF THE S&P AND
              TECHNOLOGY FUNDS FROM FUNDAMENTAL TO NON-FUNDAMENTAL

             (You are entitled to vote on this Proposal only if you
              are a shareholder in the S&P Fund or Technology Fund)

         The current investment objective of the S&P Fund is to provide investment results that attempt to match the total return of the stocks making up the Standard & Poor's 500 Composite Stock Price Index. The current investment objective of the Technology Fund is to match, before fees and expenses, the total return of the stocks making up the Goldman Sachs Technology Index.

         Each Fund's investment objective presently is fundamental and requires shareholder approval prior to any change. The Board recommends that you approve reclassifying your Fund's investment objective from fundamental to non-fundamental, thereby giving the Board the flexibility to reword or change the Fund's investment objective to more clearly explain an objective being pursued by a Fund or to otherwise change the Fund's investment objective as the Board deems appropriate. The Board's flexibility would also extend to changing the substance of a Fund's investment objective or investment strategies. For example, if this change is approved, the Board could replace the index a Fund currently seeks to track with a different index. This would, for example, permit the Board to more quickly replace an index that is no longer available to the Fund for any reason. The Board would also have the authority to change a Fund's investment objective to one that does not call for the Fund to attempt to track an index.

         Although the Board may exercise this flexibility after the proposal is approved, there is no present intention to change the substance of the investment objective or the strategies being pursued by either of these Funds. The Board could, however, take such an action in the future without shareholder approval.

         The Board expects that you will benefit from this proposed change because it will enable management, subject to the Board's approval, to revise your Fund's investment objective without incurring the time and costs associated with a shareholder vote. The Board believes that this approach provides each Fund with the necessary flexibility to respond to changes in the market and is consistent with the flexibility afforded to many other funds in the mutual fund industry.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                               "FOR" THIS PROPOSAL

                                   PROPOSAL 5

            AMENDING THE S&P FUND'S AND TECHNOLOGY FUND'S FUNDAMENTAL
                               INVESTMENT POLICIES

             (You are entitled to vote on this Proposal only if you
              are a shareholder in the S&P Fund or Technology Fund)

         The 1940 Act requires investment companies (such as the Funds) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other investment policies or restrictions that may be changed only by shareholder vote. Both types of investment policies and restrictions are often referred to as "fundamental investment policies." These fundamental investment policies limit the investment activities of the Fund's investment adviser.

         In light of the opportunity afforded by this Special Meeting to review the fundamental investment policies of each Fund, the Board has concluded that, to the extent possible, it would be in the best interests of all of the Funds to have uniform and consistent fundamental policies. Therefore, the Board recommends that shareholders approve amendments to certain of the fundamental investment policies for two of the Funds, i.e., the S&P Fund and the Technology Fund. These changes in each Fund's fundamental investment polices would simplify, streamline and standardize the fundamental investment policies that are required to be stated under the 1940 Act, as well as provide more flexibility.

         By simplifying, streamlining and standardizing the fundamental investment policies of the two Funds in question so that they conform to the fundamental investment policies for most of the other Funds of the Trust, the Board believe that the Funds would be able to minimize the costs and provide more flexibility associated with revising fundamental investment policies that become outdated or inappropriate. The Board also believe that the investment adviser's ability to manage each Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these proposed changes.

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires each Fund to have a fundamental policy. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect either Fund's current investment objectives. Although the proposed changes in the fundamental investment policies will allow each Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in either Fund or the manner in which either Fund is managed at the present time.

         Each proposed amendment to the fundamental investment policies discussed in this Proposal 5 will be voted on separately by shareholders of the S&P Fund and shareholders of the Technology Fund, except with respect to the second policy ("Diversification") which is applicable only to the S&P Fund. The approval of each Proposal will require the approval of a majority of the outstanding voting shares of each Fund, as defined in the 1940 Act. (See "Voting Information" above.)

         Proposed Policies. The proposed changes to each Fund's fundamental investment policies are discussed below. Each proposed fundamental investment policy is set forth, followed by the relevant current fundamental investment policies and a commentary describing the proposed policy and the significance of the proposed change to the Funds. If approved by each Fund's shareholders at the Special Meeting, the proposed changes to that Fund's fundamental investment policies will be adopted by each Fund. If the shareholders of a Fund fail to approve any proposed fundamental investment policy, the Fund's corresponding current policy will remain in effect.

 1.      Industry Concentration:

         Proposed Policy:

         The Fund may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in:
(i) securities of other investment companies; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that, if the Fund's investment objective is to track the performance of a particular index, the Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance the Fund seeks to track.

         Current Policies:

S&P Fund:

The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements thereto).

Technology Fund:

The Fund may not invest 25% or more of its total assets (taken at market value at the time of such investment) in the securities of issuers in any particular industry or group of closely related industries except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); or (ii) any industry in which the GSTI Composite Index is concentrated to the approximately same degree during the same period.

         Commentary:

         Although the 1940 Act does not expressly define what constitutes "concentration" in an industry, the staff of the Securities and Exchange Commission ("SEC") takes the position that investment of more than 25% of a Fund's total assets in an industry constitutes concentration. If a Fund's fundamental investment policy does not specify that the Fund will be concentrating in a particular industry or group of closely related industries, the Fund may not invest more than 25% of its total assets in that industry or group of closely related industries unless it discloses the specific conditions under which it will concentrate in the particular industry or group of closely related industries. Each Fund is permitted to adopt a reasonable definition of what constitutes an industry or group of closely related industries, or it may use standard classifications promulgated by the SEC, or some combination thereof. The proposed concentration policy continues to permit each Fund to concentrate in a particular industry or group of closely related industries to the same extent that any index tracked by the Fund may be concentrated in a particular industry or group of closely related industries. As discussed in Proposal 4, a result of approving Proposal 4 at the Special Meeting is that the Board would have the authority to change the index that either Fund attempts to track. In addition, the proposed concentration policy also clarifies that each Fund may invest in repurchase agreements without violating this restriction.

The Board recommends approval of the proposed fundamental investment policy for improved clarity and uniformity with respect to the S&P Fund and Technology Fund, while maintaining Fund-specific exceptions to the industry concentration restriction that are necessary for these Funds.

 2.      Diversification:  (Applies only to S&P Fund.)

         Proposed Policy:

         The Fund shall be a "diversified company" as that term is defined in the 1940 Act.

         Current Policies:

S&P Fund:

         The Fund may not invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

         The Fund may not with respect to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding securities of any one issuer.

         Commentary:

         Investment companies generally diversify their portfolios by investing in many different securities and issuers. They are, however, free to choose the extent to which they will diversify their investments, within certain minimum limits set forth in the 1940 Act and/or the Internal

Revenue Code of 1986, as amended. Generally, in order to be "diversified" under the 1940 Act, a fund may not invest more than 5% of its total assets in a single issuer (except U.S. government securities, as defined in the 1940 Act, and securities of other investment companies), or purchase more than 10% of the outstanding securities of a single issuer. This limit only applies to 75% of the fund's total assets, which means that any fund which is diversified under the 1940 Act may invest up to 25% of its assets in the securities of a single issuer. The proposed diversification policy provides the S&P Fund maximum flexibility to respond to any future changes to the 1940 Act or regulatory interpretations regarding diversification without incurring the costs and delay of soliciting a shareholder vote.

The Board recommends the approval of the proposed fundamental investment policy for improved clarity and uniformity with respect to the S&P Fund.

 3.      Borrowing Money:

         Proposed Policy:

         The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

         Current Policies:

S&P Fund:

         The Fund may (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law.

Technology Fund:

         The Fund may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes. The Fund may also borrow money from other persons to the extent permitted by applicable law.

         Commentary:

         The proposed policy simplifies the wording of the current policy by referring to the 1940 Act provisions and will allow each Fund to borrow to the full extent permitted under the 1940 Act. The proposed fundamental investment policy allows each Fund to modify its permissible borrowings in accordance with changes to the 1940 Act or the rules and regulations thereunder as well as any orders that may be obtained by the Funds. The 1940 Act requirement that borrowings have 300% asset coverage remains unchanged under the proposed policy. Reverse repurchase agreement transactions and transactions involving derivative investments are permitted under the proposed policy. To the extent a Fund increases the amount it borrows, it would be subject to greater leveraging risk. Leveraging risk is the risk that the increased assets of the Fund (as a result of borrowing) that are available for investment may expose the Fund to greater volatility and other risks of the Fund will tend to be compounded. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes. The proposed borrowing policy provides each Fund with maximum flexibility with respect to future changes in the 1940 Act regarding restrictions on borrowing money, without incurring the costs and delay of soliciting a shareholder vote.

The Board recommends approval of the proposed investment policy for improved clarity and uniformity with respect to the S&P Fund and Technology Fund.

4.       Issuing Senior Securities:

         Proposed Policy:

         The Fund may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

         Current Policies:

S&P and Technology Funds

         The Fund may not issue senior securities, except as permitted under the 1940 Act.

         Commentary:

         The proposed policy simplifies the wording of the current policy by referring to the 1940 Act provisions and allows each Fund to issue senior securities to the full extent permitted by the 1940 Act. Under the 1940 Act, borrowing and certain other transactions by an investment company are viewed as creating "senior securities." Senior securities, such as debt, are those that are entitled to payment prior to the claims of the investment company's shareholders. The 1940 Act and related rules and interpretations permit funds to issue senior securities, including through borrowing, in certain circumstances. The reference to these provisions will, in effect, incorporate them into the fundamental restriction.

         The 1940 Act generally prohibits funds from issuing any senior securities with only limited exceptions. Under current SEC staff interpretations, each Fund would be allowed to engage in transactions that could be considered to involve the issuance of "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act. To the extent a Fund increases the amount it borrows, it would be subject to greater leveraging risk. Leveraging risk is the risk that the increased assets of the Fund (as a result of borrowing) that are available for investment may expose the Fund to greater volatility and other risks of the Fund will tend to be compounded. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes. The proposed policy on issuing senior securities also provides each Fund maximum flexibility to respond to future changes in the 1940 Act or regulatory interpretations regarding restrictions on issuing senior securities, without incurring the costs and delays of soliciting a shareholder vote.

The Board recommends approval of the proposed investment policy for improved clarity and uniformity with respect to the S&P Fund and Technology Fund.

5.     Lending:

       Proposed Policy:

       The Fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

       Current Policies:

S&P and Technology Funds:

       The Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in certain short-term or temporary debt obligations, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed 33 1/3% of the Fund's total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the directors of the Fund.

       Commentary:

       The proposed policy simplifies the wording of the current policy by referring to the provisions of the 1940 Act as interpreted, modified or otherwise permitted. The proposed policy allows each Fund to lend in a manner and to an extent allowed by applicable law. The proposed policy provides each Fund with greater flexibility and maximizes each Fund's lending capabilities, thereby allowing each Fund to respond more effectively to regulatory, industry and market developments. In addition, the proposed policy clarifies that lending securities, entering into repurchase transactions and acquiring debt securities will not be considered to be a loan for purposes of this restriction.

       Lending securities may be a source of income to each Fund and is permitted under the 1940 Act, subject to certain limitations. Currently, the 1940 Act and regulatory interpretations limit the percentage of a Fund's securities that may be loaned to 33 1/3% of its total assets. It is unlikely that either Fund would lend money, except to the extent that the purchase of debt securities (or similar evidences of indebtedness), or repurchase agreements could be considered to be a loan. To the extent that a Fund participates in certain lending transactions, there is a risk that the Fund, as lender, could experience a delay in obtaining prompt repayment of a loan. The proposed lending policy provides each Fund maximum flexibility with respect to future changes in the 1940 Act regarding restrictions on lending, without incurring the costs of soliciting a shareholder vote.

The Board recommends approval of the proposed investment policy for improved clarity and uniformity with respect to the S&P Fund and Technology Fund.

6.     Underwriting:

       Proposed Policy:

       The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.

       Current Policies:

S&P and Technology Funds:

       The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the disposition of portfolio securities.

       Commentary:

       The SEC staff generally takes the position that funds should not engage in the business of underwriting securities. Underwriting the securities of an issuing company means participating in the sale and distribution of that issuer's securities. If either Fund purchases and sells a security that has not been registered for sale under the Securities Act of 1933, as amended ("1933 Act"), that Fund may, technically, be an underwriter for purposes of the 1933 Act. The proposed restriction retains but restates each Fund's existing restriction on underwriting, by providing that the Fund will not underwrite securities except to the extent any purchase and sale of unregistered securities might technically be considered to be an underwriting.

The Board recommends approval of the proposed investment policy for improved clarity and uniformity with respect to the S&P Fund and Technology Fund.

7.     Investments in Real Estate:

       Proposed Policy:

       The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

       Current Policies:

S&P and Technology Funds:

       The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

       Commentary:

       The change conforms language in the current policy describing the exceptions to the fundamental investment restriction. The change also states that each Fund may hold or sell real estate acquired as a result of that Fund's ownership of securities. The change is not expected to affect the investment strategies or investment risks of either Fund.

The Board recommends approval of the proposed investment policy for improved clarity and uniformity with respect to the S&P Fund and Technology Fund.

8.     Investments in Commodities and Commodity Contracts:

       Proposed Policy:

       The Fund may not purchase physical commodities or contracts relating to physical commodities.

       Current Policies:

S&P and Technology Funds:

The Fund may not purchase or sell physical commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

       Commentary:

       The change clarifies that the fundamental policy applies only to the Funds' purchase of physical (or tangible) commodities and contracts relating to such commodities. The Funds may invest in financial futures contracts, in order to more closely replicate the performance of each Fund's corresponding index. Financial commodities permit a Fund to use its cash balances to gain exposure to its corresponding index. The change simplifies and shortens the policy by eliminating an unnecessary description of that to which the policy does not apply.

The Board recommends approval of the proposed investment policy for improved clarity and uniformity with respect to the S&P Fund and Technology Fund.

                               GENERAL INFORMATION

       Executive Officers of the Trust. The following table provides information with respect to the executive officers of the Trust. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board.

----------------------------------------------------------------------------------------------------------------------
Name and Age             Position(s) Held with the Trust     Principal Occupation(s) During the Past 5 Years
------------             -------------------------------     -----------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Liat Rorer               President                           Ms. Rorer is Vice President of E*TRADE Asset Management,
Age: 43                                                      Inc. and E*TRADE Advisory Services. She is also a
                                                             Business Leader of E*TRADE Global Asset Management, Inc.
                                                             Prior to that she was a Business Leader of E*TRADE
                                                             Securities, Inc. which she joined in 1999. Prior to that
                                                             Ms. Rorer worked as a senior consultant for the Spectrem
                                                             Group (financial services consulting firm) beginning in
                                                             1998. From 1996 to 1998, she was a Vice President for
                                                             Charles Schwab's Retirement Plan Services.

----------------------------------------------------------------------------------------------------------------------
Elizabeth Gottfried      Vice President and Treasurer        Ms. Gottfried is Vice President of E*TRADE Asset
Age: 43                                                      Management. She is also a Business Manager of E*TRADE
                                                             Global Asset Management, Inc. Ms. Gottfried joined
                                                             E*TRADE in September 2000. Prior to that, she worked at
                                                             Wells Fargo Bank from 1984 to 2000 and managed various
                                                             areas of Wells Fargo's mutual fund group.
----------------------------------------------------------------------------------------------------------------------
Jay Gould                Secretary                           Mr. Gould is Secretary of E*TRADE Asset Management. Mr.
Age: 47                                                      Gould also serves as Chief Counsel and Secretary to
                                                             E*TRADE Global Asset Management, Inc. and Secretary to
                                                             E*TRADE Advisory Services, Inc. Mr. Gould serves on the
                                                             Rules Committee and the International Committee of the
                                                             Investment Company Institute, and serves on the Advisory
                                                             Board of the Wall Street Lawyer. From February to
                                                             December 1999, he served as a Vice President at
                                                             Transamerica and prior to that he worked at Bank of
                                                             America (banking and financial services) from 1994.
----------------------------------------------------------------------------------------------------------------------

       Share Ownership by the Trustees and Officers. As of August 20, 2003, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of any Fund.

     Principal Shareholders. As of August 20, no shareholders were known by the Trust to own 5% or more of the outstanding shares of any of the Funds.

          Investment Adviser. E*TRADE Asset Management, Inc. ("ETAM") serves as investment advisor to each Fund. The principal business address of ETAM is 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM, a wholly-owned subsidiary of E*TRADE Group, Inc.*, is a Delaware corporation that offers investment advisory services. No trustee has been engaged in any purchase or sale of securities of ETAM, or its parent or subsidiaries of either since the beginning of the last two fiscal years. The directors and officers of ETAM and their business and other connections are as follows:

* The E*TRADE Funds have been advised by ETAM that, effective October 1, 2003, E*TRADE Group, Inc. will change its name to E*TRADE Financial Corporation by means of a parent-subsidiary merger pursuant to Delaware General Corporation Law. ETAM has advised the Funds that this action is being taken solely for the purpose of changing the name of E*TRADE Group, Inc. to E*TRADE Financial Corporation and that this transaction will not result in a change in the control or management of E*TRADE Group, Inc., ETAM or E*TRADE Securities LLC. Accordingly, as of October 1, 2003, all references in this proxy statement to E*TRADE Group, Inc. should be treated as references to the E*TRADE Financial Corporation.

-----------------------------------------------------------------------------------------------------
Directors and
-------------
Officers of ETAM           Title/Status with ETAM       Other Business Connections
----------------           ----------------------       --------------------------

-----------------------------------------------------------------------------------------------------
Mitchell Caplan            Director                     Chief Executive Officer and member of the
                                                        Board of Directors of E*TRADE Group, Inc.;
                                                        Trustee of the Trust

-----------------------------------------------------------------------------------------------------
Robert Clyburn             Treasurer and Director

-----------------------------------------------------------------------------------------------------
Liat Rorer                 Vice President               Vice President E*TRADE Advisory Services;
                                                        President of the Trust

-----------------------------------------------------------------------------------------------------
Laurie Webster             Vice President

-----------------------------------------------------------------------------------------------------
Elizabeth Gottfried        Vice President               Vice President and Treasurer of the Trust

-----------------------------------------------------------------------------------------------------
Jay Gould                  Secretary                    Assistant General Counsel, E*TRADE Group,
                                                        Inc.; Secretary of Registrant

-----------------------------------------------------------------------------------------------------
Cynthia Bock               Assistant Secretary          Senior Corporate Paralegal, E*TRADE
                                                        Group, Inc.

-----------------------------------------------------------------------------------------------------

         Investment Sub-Adviser. World Asset Management ("WAM"), 255 East Brown Street, Birmingham, Michigan 48009, is a division of Munder Capital Management ("MCM"), 480 Pierce Street, Birmingham, Michigan 48009. MCM is a Delaware general partnership and its general partners are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Bank, which in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Comerica Incorporated beneficially owns approximately 95% of the partnership interests in MCM. As of June 30, 2003, MCM had approximately $34.6 billion in assets under management, of which WAM managed approximately $13.4 billion.

         The directors and officers of WAM are as follows:

            ----------------------------------------------------------------------------------------
            Name and Address*                  Principal Occupation
            ----------------------------------------------------------------------------------------
            Munder Group LLC                   Partner
            ----------------------------------------------------------------------------------------
            WAM Holdings, Inc.                 Partner
            ----------------------------------------------------------------------------------------
            WAM Holdings II, Inc.              Partner
            ----------------------------------------------------------------------------------------
            James C. Robinson                  Chairman and Chief Executive Officer
            ----------------------------------------------------------------------------------------
            Enrique Chang                      President and Chief Investment Officer
            ----------------------------------------------------------------------------------------
            Peter K. Hoglund                   Chief Administrative Officer
            ----------------------------------------------------------------------------------------
            Anne K. Kennedy                    Vice President and Director of Portfolio Management
            ----------------------------------------------------------------------------------------
            Stephen J. Shenkenberg             Executive Vice President, General Counsel, Chief
                                               Compliance Officer and Secretary
            ----------------------------------------------------------------------------------------
            Sharon E. Fayolle                  Vice President and Director of Cash Management
            ----------------------------------------------------------------------------------------
            Peter G. Root                      Vice President and Chief Investment Officer, Fixed
                                               Income
            ----------------------------------------------------------------------------------------
            Todd B. Johnson                    Chief Executive Officer of World Asset Management,
                                               a division of Munder Capital Management
            ----------------------------------------------------------------------------------------
            Paul T. Cook                       Director, Technology Investing
            ----------------------------------------------------------------------------------------
            Beth Obear                         Director of Human Resources
            ----------------------------------------------------------------------------------------

            --------------
            * The address for each officer and director is 480 Pierce Street, Birmingham, Michigan 48009.

         OTHER SERVICE PROVIDERS

         Distributor. Under a distribution agreement with the Trust on behalf of each Fund ("Distribution Agreement"), E*TRADE Securities LLC, 4500 Bohannon Drive, Menlo Park, CA 94025, acts as underwriter for the continuous offering of each Fund's shares. Each Fund pays no compensation to E*TRADE Securities for its distribution services. E*TRADE Securities is a wholly-owned subsidiary of E*TRADE Group, Inc. The Distribution Agreement provides that E*TRADE Securities will use its best efforts to distribute the Fund's shares.

         Each Fund is a no-load fund, therefore investors pay no sales charges when buying, exchanging or selling shares of any Fund. The Distribution Agreement further provides that the E*TRADE Securities will bear any costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of each Fund's shares.

         Independent Accountants. Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, CA 90071-3462, serves as independent accountants for the Trust. Deloitte & Touche LLP is responsible for auditing the annual financial statements of each Fund. Representatives of Deloitte & Touche LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                                                                      Appendix A

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                  E*TRADE FUNDS

       AGREEMENT, effective commencing as of September 15, 2003 on an interim basis with respect to only the E*TRADE Technology Index Fund ("Technology Index Fund") and effective commencing as of November 10, 2003 ("commencement date") with respect to each series (including the Technology Index Fund) listed on the attached Exhibit A (each series is hereinafter referred to as a "Fund"), among Munder Capital Management, Inc. ("Munder"), on behalf of World Asset Management ("Sub-Adviser"), E*TRADE Asset Management, Inc. ("Adviser") and E*TRADE Funds ("Trust").

       WHEREAS, the Trust is a Delaware statutory trust organized pursuant to a Trust Instrument dated November 4, 1998, as amended from time to time ("Trust Instrument"), and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and each Fund is a series of the Trust;

       WHEREAS, the Sub-Adviser is a division of Munder and Munder is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

       WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of each Fund, pursuant to an Amended and Restated Investment Advisory Agreement November 10, 2003, as amended from time to time;

       WHEREAS, the Adviser and the Trust, on behalf of the Technology Index Fund, entered into an investment sub-advisory agreement with Barclays Global Funds Advisors ("BGFA") dated as of August 12, 1999;

       WHEREAS, the Board of Trustees determined on July 14, 2003 to terminate the investment sub-advisory agreement among the Trust, the Adviser and BGFA effective as of September 12, 2003 in accordance with Rule 15a-4 under the 1940 Act;

       WHEREAS, Rule 15a-4 under the 1940 Act permits an investment adviser to act as the investment adviser for a fund under an interim investment advisory agreement without the approval of the agreement by a majority of the outstanding voting securities of the fund after the termination by the fund's board of trustees of the fund's previous agreement with its prior sub-adviser;

       WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) ("Independent Trustees") of any party to this Agreement, voted at the July 14, 2003 Board of Trustees meeting to approve this Agreement on behalf of the Technology Index Fund on an interim basis pursuant to Rule 15a-4 under the 1940 Act so that the Sub-Adviser may render investment sub-advisory services to the Technology Index Fund on an interim basis effective as of September 15, 2003;

     WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to perform certain investment advisory services for the Trust on behalf of each of the three other Funds pursuant to this Sub-Advisory Agreement and the Sub-Adviser is willing to perform such services for the Trust on behalf of each Fund; and

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Sub-Adviser, the Adviser and the Trust as follows:

1. Appointment. The Trust and Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to each Fund for the periods and in the manner and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment for the compensation specified herein and agrees to furnish the services and to assume the obligations set forth in this Agreement.

2.   Investment Advisory Duties.

     (a) Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser, in coordination with the Adviser:

          (i) will provide a program of continuous investment management for each Fund in accordance with each Fund's investment objective, policies and limitations as stated in each Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC") and as the Prospectus and Statement of Additional Information may be amended or otherwise supplemented from time to time, copies of which shall be provided to the Sub-Adviser by the Adviser;

          (ii)  will make investment decisions for each Fund;

          (iii) will place orders to purchase and sell securities and other assets for each Fund;

          (iv) will provide assistance in determining the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating each Fund's net asset value in accordance with the procedures and methods established by the Board of Trustees of the Trust; and

          (v) will cooperate with and provide reasonable assistance to the Adviser, the Administrator, Sub-Administrator, Fund Accounting Agent, Custodian, Foreign Custodians, Transfer Agent and Pricing Agents and all other agents and representatives of the Funds and the Adviser, will keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Funds and the Adviser, will provide prompt responses to reasonable requests made by such persons, and will establish appropriate interfaces with each such entity so as to promote the efficient exchange of information.

     (b) In performing its investment sub-advisory services to each Fund under this Agreement, the Sub-Adviser will provide each Fund, among other things, analysis of statistical and economic data and information concerning the applicable index for each Fund, including portfolio composition. The Sub-Adviser will determine the securities, instruments, repurchase agreements, futures, options and other investments and techniques that each Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of each Fund's portfolio. The Sub-Adviser will recommend to the Trust and the Adviser what portion of each Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held in cash or other liquid assets.

     (c) The Sub-Adviser's duties shall not include and the Sub-Adviser shall have no responsibility for tax reporting or securities lending.

     (d) The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

          (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code ("Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees. The Sub-Adviser also will provide to the Trust such information and assurances (including sub-certifications) as the Adviser may reasonably request from time to time in order for the Trust to comply with its disclosure and reporting obligations imposed under applicable federal laws and regulations;

          (ii) manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

          (iii) place orders for the purchase and sale of investments for each Fund directly with the issuer or with any broker or dealer in accordance with
(I) each Fund's investment objectives and investment program and all applicable policies and procedures described in each Fund's Prospectus and/or Statement of Additional Information, (II) any written policies and procedures adopted by the Trust regarding the such matters, and (III) with all applicable legal requirements;

          (iv) furnish to the Trust or the Adviser, or cause to be furnished, whatever statistical information the Trust or the Adviser may reasonably request with respect to each Fund's assets or contemplated investments.

          (v) keep the Trust, the Trustees and the Adviser informed of developments materially affecting each Fund's portfolio and shall, when requested meet quarterly with the Trustees to explain its activities. Further, on the Sub-Adviser's own initiative, furnish to the Trust and the Adviser from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

          (vi) make available to the Trust's Administrator, Sub-Administrator, the Fund Accounting Agent, the Adviser and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to each Fund as may be required to assist the Administrator, Sub-Administrator, the Fund Accounting Agent, the Adviser and the Trust in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees with such periodic and special reports regarding each Fund and the Sub-Adviser as they may reasonably request. In addition, the Sub-Adviser will furnish to the Board of Trustees, the Adviser and third-party data reporting services all currently available standardized performance information and other customary data;

          (vii) immediately notify the Trust in the event that the Sub-Adviser or any of its affiliates: (I) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or (II) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Trust immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust's Registration Statement regarding each Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect;

          (viii) in providing investment advice to each Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information;

          (ix) not consult with any other sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning each Fund's transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act; and

          (x) vote proxies related to securities held by the Funds in the best interest of each Fund and in accordance with the Trust's Proxy Voting Policies and Procedures and the Sub-Adviser's Proxy Voting Policies and Procedures as they may exist from time to time.

     (e) will promptly notify the Trust in writing of the occurrence of any of the following events:

          (i) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which such Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

          (ii) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and/or

          (iii) the chief executive officer or controlling partner of the Sub-Adviser or the portfolio manager of any Fund changes or there is otherwise an actual change in control or management of Adviser.

3. Futures and Options. The Sub-Adviser's investment authority shall include advice with regard to purchasing, selling, or covering open positions, and generally dealing in financial futures contracts and options thereon, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") applicable to registered investment companies and their investment advisers.

     The Sub-Adviser's authority shall include authority to:

     (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of each Fund; and
                                      A-4

     (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with any broker or dealer.

     The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of each Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such Brokerage Accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

     The Trust represents and warrants that it is a "qualified eligible client" within the meaning of CFTC Regulations Section 4.7 and, as such, consents to treat each Fund in accordance with the exemption contained in CFTC Regulations
Section 4.7(b).

4. Brokerage Transactions. The Sub-Adviser will select broker-dealers to execute transactions for the Fund and will monitor the execution capabilities of such broker-dealers. The Sub-Adviser will seek to achieve best execution of orders for the Funds by selecting brokers that are able to provide "best execution" of orders for the Funds. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of each Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance the Sub-Adviser's research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), that the Sub-Adviser may use a broker whose commissions on transactions may exceed the commissions that another broker would have charged for effecting the transaction, provided that the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker viewed in terms the Sub-Adviser's responsibilities to each Fund or the Sub-Advisers overall responsibilities to the its discretionary accounts.

     Neither the Sub-Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities that may be made on behalf of each Fund, unless such transactions are in compliance with the 1940 Act and any other applicable rules and regulations. Unless otherwise directed by the Trust in writing, the Sub-Adviser may utilize the service of whatever securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

5.   Allocation of Charges and Expenses.

     (a) Except as otherwise specifically provided in this Section 5, the Sub-Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as trustees, officers and executive employees of the Trust (including the Trust's share of payroll taxes), and the Sub-Adviser shall make available, without expense to each Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

     (b) The Sub-Adviser shall not be required to pay pursuant to this Agreement any expenses of each Fund other than those specifically allocated to the Sub-Adviser in this section 5. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's employees as are officers or employees of the Sub-Adviser whose services may be involved, for the following expenses of each Fund: organization and certain offering expenses of each Fund (including out-of-pocket expenses, but not including the Sub-Adviser's overhead and employee costs); fees payable to the Sub-Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to each Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of each Fund's Administrator, Sub-Administrator, or Fund Accounting Agent or of any Custodian, Sub-custodian, Transfer Agent, Registrar, or Dividend Disbursing Agent of each Fund; payments to the Administrator, Sub-Administrator or Fund Accounting Agent for maintaining each Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by each Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of each Fund for sale; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of each Fund, or of entering into other transactions or engaging in any investment practices with respect to each Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to each Fund's business) of officers, Trustees and employees of the Trust who are not interested persons of the Sub-Adviser; and travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, directors or employees of the Sub-Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning each Fund, or any committees thereof or advisers thereto.

6.   Compensation.

     As compensation for the services provided and expenses assumed by the Sub-Adviser under this Agreement, the Adviser will pay the Sub-Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed opposite each Fund's name in Exhibit A, attached hereto. The "average daily net assets" of each Fund shall mean the average of the values placed on each Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of each Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if each Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of the Trust Instrument and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 6, the value of the net assets of each Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of each Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of each Fund has been so suspended for a period including any month end when the Sub-Adviser's compensation is payable pursuant to this section, then the Sub-Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month). If each Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 6.

7. Books and Records. The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of a sub-investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the 1934 Act, with respect to its duties as are set forth herein. The Sub-Adviser agrees to maintain such books and records with respect to its services to each Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions under the 1940 Act or the Advisers Act, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act and Rule 204-2(c)(2) under the Advisers Act and otherwise in connection with its services under this Agreement are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of each Fund are being conducted in accordance with applicable laws and regulations.

8. Aggregation of Orders. Provided that the investment objective, policies and restrictions of each Fund are adhered to, the Trust agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in each Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Trust acknowledges that the determination of such economic benefit to each Fund by the Sub-Adviser represents the Sub-Adviser's evaluation that each Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

9. Standard of Care and Limitation of Liability. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Fund or the holders of each Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Trust, each Fund or to holders of each Fund's shares to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement or otherwise for breach of this Agreement. As used in this section 9, the term "Sub-Adviser" shall include any officers, directors, employees or other affiliates of the Sub-Adviser performing services with respect to each Fund.

10.  Liability and Indemnification.

     (a) Neither Sub-Adviser nor its officers, partners, employees, affiliates, agents or controlling persons shall be liable to the Trust, each Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or person with respect to each Fund.

     (b) Neither the Sub-Adviser nor its officers, partners, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law and/or for any loss suffered by the Trust, each Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust, each Fund and/or its shareholders which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     (c) The Trust on behalf of each Fund, hereby agrees to indemnify and hold harmless the Sub-Adviser, its partner, officers and employees and agents and each person, if any, who controls the Sub-Adviser (collectively, the "Indemnified Parties") against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended ("1933 Act"), the 1934 Act, the Advisers Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any act, omission, error and/or mistake of any other fiduciary and/or any other person; or (2) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in (a) the Registration Statement, the prospectus or any other filing, (b) any advertisement or sales literature authorized by the Trust for use in the offer and sale of shares of each Fund, or (c) any application or other document filed in connection with the qualification of the Trust or shares of each Fund under the Blue Sky or securities laws of any jurisdiction, except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission (i) in a document prepared by the Sub-Adviser, or (ii) made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Sub-Adviser pertaining to or originating with the Sub-Adviser for use in connection with any document referred to in clauses (a), (b) or (c).

     (d) It is understood, however, that nothing in this paragraph 10 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, Fund and/or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement or any breach of this Agreement.

     (e) Notwithstanding any other provision of this Agreement, the Sub-Adviser shall not be liable for any loss to each Fund or the Adviser caused directly or indirectly by circumstances beyond the Sub-Adviser's reasonable control including, but not limited to, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, earthquakes, floods or other catastrophes, acts of God, wars or failures of communication or power supply.

11. Services Not Exclusive. It is understood that the services of the Sub-Adviser are not exclusive, and that nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of each Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser's ability to meet its obligations to each Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for each Fund, it is understood that in light of its fiduciary duty to each Fund, such transactions will be executed on a basis that is fair and equitable to each Fund. In connection with purchases or sales of portfolio securities for the account of each Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Sub-Adviser provides any advice to its clients concerning the shares of each Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or each Fund.

12.  Duration and Termination.

     (a) Except as provided in paragraph (c) of this Section 12 with respect to the Technology Index Fund, this Agreement shall continue for a period of two years from the commencement date specified above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

     (b) Notwithstanding the foregoing, except as set forth below, this Agreement may be terminated: (a) at any time without penalty by each Fund upon the vote of a majority of the Trustees or by vote of the majority of each Fund's outstanding voting securities, upon sixty (60) days' written notice to the Sub-Adviser or (b) by the Sub-Adviser at any time without penalty, upon sixty
(60) days' written notice to the Trust. This Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     (c) With respect to the Technology Index Fund, this Agreement shall be effective as of September 15, 2003 and will continue in effect for a period of no more than 150 days from such date unless approved by shareholders of the Technology Index Fund.

13. Amendments. This Agreement may be amended at any time but only by the mutual written agreement of the parties to this Agreement and in accordance with any applicable legal or regulatory requirements.

14. Use of Name. The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in each Fund's disclosure documents, shareholder communications, advertising, sales literature and similar communications.

15. Confidential Information. The Sub-Adviser shall maintain the strictest confidence regarding the business affairs of each Fund. Written reports furnished by the Sub-Adviser to the Trust or the Adviser shall be treated by such entities as confidential and for the exclusive use and benefit of the Trust except as disclosure may be required by applicable law. It is understood that the names of Munder Capital Management, World Asset Management, and any derivatives thereof or logos associated with those names are the valuable property of Munder and its affiliates, and that the Trust and each Fund have the right to use such names only so long as this Agreement shall continue with respect to a given Fund. Upon termination of this Agreement or upon termination of this Agreement with respect to a given Fund, the Trust, as appropriate, and any affected Fund shall forthwith cease to use such names (or any derivative or logo).

16. Notices. All notices hereunder shall be provided in writing and delivered by first class postage pre-paid U.S. mail or by fax. Notices delivered by mail shall be deemed given three days after mailing and upon receipt if sent by fax.

         If to Trust:          E*TRADE FUNDS
                               4500 Bohannon Drive
                               Menlo Park, CA 94025
                               Attn:  President          Fax No.: (650) 331-6802

         If to Adviser:        E*TRADE ASSET MANAGEMENT, INC.
                               4500 Bohannon Drive
                               Menlo Park, CA 94025
                               Attn:  President          Fax No.: (650) 331-6802

         If to Sub-Adviser:    WORLD ASSET MANAGEMENT
                               480 Pierce Street
                               Birmingham, MI 48009
                               Attn: General Counsel     Fax No.:  248-644-6361

17.  Miscellaneous.

     (a) This Agreement shall be governed by the laws of the State of California without regard to the conflicts of law provisions thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (d) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or each Fund.

     (e) All liabilities of the Trust hereunder are limited to the assets of each Fund and shall not be binding upon any Trustee, officer or shareholder of the Trust individually or upon any other series of the Trust.

     (f) Concurrently with the execution of this Sub-Advisory Agreement, the Sub-Adviser is delivering to the Adviser and the Trust a copy of part II of its (or Munder's, as applicable) Form ADV, as revised, on file with the SEC. The Adviser and the Trust hereby acknowledge receipt of such copy.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below as of September 15, 2003 with respect to the E*TRADE Technology Index Fund on an interim basis.

                                          E*TRADE FUNDS

                                          By:_________________________________

                                              Name: __________________________

                                              Title: _________________________


                                          E*TRADE ASSET MANAGEMENT, INC.

                                          By:_________________________________

                                              Name: __________________________

                                              Title: _________________________


                                          MUNDER CAPITAL MANAGEMENT, on behalf
                                          of WORLD ASSET MANAGEMENT

                                          By:_________________________________

                                              Name: __________________________

                                              Title: _________________________

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below effective as of November 10, 2003 with respect to each Fund listed on Exhibit A.

                                                E*TRADE FUNDS

                                                By:_____________________________

                                                    Name: ______________________

                                                    Title: _____________________


                                                E*TRADE ASSET MANAGEMENT, INC.

                                                By:_____________________________

                                                    Name: ______________________

                                                    Title: _____________________



                                                MUNDER CAPITAL MANAGEMENT, on
                                                behalf of WORLD ASSET MANAGEMENT

                                                By:_____________________________

                                                    Name: ______________________

                                                    Title: _____________________

                                    EXHIBIT A

Name of Fund                                  Sub-Advisory Fee
------------                                  ----------------
E*TRADE International Index Fund                     0.15%


E*TRADE Russell 2000 Index Fund                      0.07%


E*TRADE S&P 500 Index Fund                           0.03%


E*TRADE Technology Index Fund                        0.12%

                                                                      Appendix B

                      FORM OF PROPOSED ADVISORY AGREEMENT

                          SECOND AMENDED AND RESTATED
                         INVESTMENT ADVISORY AGREEMENT

                            E*TRADE FUNDS ("TRUST")
                         (with respect to Index Funds)

         AGREEMENT, effective commencing as of _____ __, 2003 between E*TRADE Asset Management, Inc. ("Adviser") and E*TRADE Funds ("Trust") with respect to each series of the Trust listed on the attached Exhibit A (each a "Fund").

         WHEREAS, the Trust is a Delaware statutory trust organized pursuant to a Trust Instrument dated November 4, 1998, as amended from time to time ("Trust Instrument"), and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and each Fund is a series of the Trust; and

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the: E*TRADE International Index Fund and the E*TRADE S&P 500 Index Fund pursuant to an Amended and Restated Investment Advisory Agreement dated August 12, 1999; E*TRADE Russell 2000 Index pursuant to an amendment to that Amended and Restated Investment Advisory Agreement dated October 22, 1999; and E*TRADE Technology Index Fund pursuant to a separate Investment Advisory Agreement dated August 12, 1999;

         WHEREAS, the Trust wishes to continue to retain the Adviser to render investment advisory services to each Fund, and the Trust and Adviser desire to amend the prior investment advisory agreements between the parties in order to reflect additional duties and responsibilities being assumed by the Adviser with respect to all of the Funds and to increase the investment advisory fees with respect to the E*TRADE International Index Fund and the E*TRADE Russell 200 Index Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

         1. Appointment. The Trust hereby appoints the Adviser to act as investment adviser to each Fund subject to the supervision of the Trustees of the Trust, and for the periods and in the manner and on the terms and conditions set forth in this Agreement. The Adviser accepts such appointment for the compensation herein provided and agrees to furnish the services and to assume the obligations set forth in this Agreement commencing on its effective date.

         2. Investment Advisory Duties.

            (a) Subject to the supervision of the Board of Trustees of the Trust, the Adviser:

            (i) will have overall supervisory responsibility for the general management and investment of each Fund's assets and will provide a program of continuous investment management for each Fund in accordance with each Fund's investment objective, policies and limitations as stated in each Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC") and as the Prospectus and Statement of Additional Information may be amended or otherwise supplemented from time to time, copies of which shall be provided to the Adviser by the Trust;

            (ii) may, at its own expense (and subject to approval by the Board of Trustees and the investment objective, policies and limitations set forth in each Fund's Prospectus and Statement of Additional Information) select and contract with one or more investment sub-advisers (each a "Sub-Adviser"), who may be granted discretionary investment authority for all or a portion of the portfolio of any Fund, or materially modify or terminate any sub-advisory agreement; provided, that any sub-advisory agreement with a Sub-Adviser shall be in compliance with and approved as required by the 1940 Act or in accordance with exemptive relief granted by the SEC under the 1940 Act; and

            (iii) will have full investment discretion to make all determinations with respect to the investment of a Fund's assets not then managed by a Sub-Adviser. In connection with the Adviser's responsibilities herein, the Adviser will assess each Fund's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund's assets among one or more current or new Sub-Advisers from time to time, as the Adviser deems appropriate, to enable each Fund to achieve its investment goals. In addition, the Adviser will monitor compliance of each Sub-Adviser with the investment objectives, policies and restrictions of any Fund (or portion of any Fund) under the management of such Sub-Adviser, and review and report to the Board of Trustees of the Trust on the performance of each Sub-Adviser.

            (iv) will furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trust such statistical information, with respect to the assets or investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Trust may reasonably request.

            (v) will apprise, or cause the appropriate Sub-Adviser(s) to apprise, the Trust of important developments materially affecting any Fund (or any portion of a Fund) that they advise and furnish the Trust, from time to time, with such information as may be appropriate for this purpose.

            (vi) furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Adviser agrees, and agrees to cause the appropriate Sub-Adviser(s), to furnish to the Board of Trustees of the Trust third-party data reporting services all currently available standardized performance information and other customary data.

         (b) In performing its investment management services to each Fund hereunder, the Adviser will provide each Fund with ongoing investment guidance, policy direction, including oral and written research, monitoring of all sub-advised portions of each Fund, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

         (c) Subject to the approval of the Board of Trustees of the Trust, the Adviser shall have the authority to manage cash and money market instruments for cash flow purposes.

         (d) The Adviser will advise as to the securities, instruments, repurchase agreements, options and other investments and techniques that each Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of each Fund's portfolio. The Adviser will advise as to what portion of each Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested.

         (e) The Adviser further agrees that, in performing its duties hereunder, it will, and that the Sub-Advisory Agreements it enters into with any Sub-Adviser shall require that the Sub-Adviser will:

            (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code ("Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees. The Adviser also will provide, and will cause the Sub-Advisers to provide, to the Trust such information and assurances (including sub-certifications) as the Trust may reasonably request from time to time in order for the Trust to comply with its disclosure and reporting obligations imposed under applicable federal laws and regulations;

            (ii) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

            (iii) place orders for the purchase and sale of investment for each Fund directly with the issuer or with any broker or dealer in accordance with
(I) each Fund's investment objectives and investment program and all applicable policies and procedures described in each Fund's Prospectus and/or Statement of Additional Information, (II) any written policies and procedures adopted by the Trust regarding the such matters, and (III) with all applicable legal requirements;

            (iv) make available to the Trust's administrator ("Administrator"), any sub-administrator ("Sub-Administrator") and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to each Fund as may be required to assist the Administrator, the Sub-Administrator and the Trust in their compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding each Fund and any Sub-Adviser as they may reasonably request;

            (v) immediately notify the Trust in the event that the Adviser or any of its affiliates, or any Sub-Adviser or any of its affiliates: (I) becomes aware that it is subject to a statutory disqualification that prevents the Adviser or Sub-Adviser from serving as investment adviser pursuant to this Agreement or a Sub-Advisory Agreement; or (II) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser or any Sub-Adviser or any their affiliates that is not contained in the Trust's Registration Statement regarding each Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect; and

            (vi) in providing investment advice to each Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser or any Sub-Adviser seek to obtain any such information.

         (f) will promptly notify the Trust in writing of the occurrence of any of the following events:

            (i) the Adviser or a Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Adviser or such Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

            (ii) the Adviser or a Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and/or

            (iii) the chief executive officer or controlling stockholder (or partners) of the Adviser or any Sub-Adviser or the portfolio manager of any Fund changes or there is otherwise an actual change in control or management of Adviser.

      3. Futures and Options. The Adviser's investment authority shall include advice with regard to purchasing, selling, or covering open positions, and generally dealing in financial futures contracts and options thereon, or master funds which do so in accordance with those rule and regulations of the Commodity Futures Trading Commission ("CFTC") applicable to registered investment companies and their investment advisers.

     The Adviser's authority shall include authority to: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of each Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with any broker or dealer. The Adviser may, using such of the securities and other property in the Brokerage Accounts as the Adviser deems necessary or desirable, direct the custodian to deposit on behalf of each Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Adviser deems desirable or appropriate.

      4. Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby agrees that any entity or person associated with Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by
Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended ("1934 Act").

      5. Brokerage Transactions. The Adviser will, as appropriate, select broker-dealers to execute portfolio transactions for the Funds and will monitor each Sub-Adviser's selection and use of broker-dealers to execute portfolio transactions for the Funds. All purchase and sale orders will be placed with broker-dealers who are selected by the Adviser or the Sub-Adviser as able to provide "best execution" of such orders for the Funds. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of each Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that may enhance the Adviser's research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of 1934 Act that the Adviser use a broker whose commissions on transactions that may exceed the commissions that another broker would have charged for effecting the transactions, provided that the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of each Fund or the Adviser's overall responsibilities to the Adviser's discretionary accounts.

      6. Directed Brokerage. Subject to the requirement to seek best price and execution, and to the appropriate policies and procedures approved by the Board of Trustees, the Trust reserves the right to direct the Adviser to cause Sub-Advisers to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to Section 7(b) of this Agreement ("Trust Expenses"); or (ii) finance activities that are primarily intended to result in the sale of Fund shares. At the discretion of the Trustees of the Trust, such resources may be used to pay or cause the payment of Trust Expenses or may be used to finance activities that are primarily intended to result in the sale of Fund shares.

      7. Allocation of Charges and Expenses.

         (a) Except as otherwise specifically provided in this Section 6, the Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as trustees, officers and executive employees of the Trust (including the Trust's share of payroll taxes), and the Adviser shall make available, without expense to each Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

         (b) The Adviser shall not be required to pay pursuant to this Agreement any expenses of each Fund other than those specifically allocated to the Adviser in this Section 6. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's employees as are officers or employees of the Adviser whose services may be involved, for the following expenses of each Fund: organization and certain offering expenses of each Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to each Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of each Fund's Administrator, Sub-Administrator and Fund Accounting Agent or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of each Fund; the expenses of any master fund in which any Fund invests; payments to the Administrator, Sub-Administrator or Fund Accounting Agent for maintaining each Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by each Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of each Fund for sale; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of each Fund, or of entering into other transactions or engaging in any investment practices with respect to each Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to each Fund's business) of officers, Trustees and employees of the Trust who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, directors or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning each Fund, or any committees thereof or advisers thereto.

      8. Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for each Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed opposite each Fund's name in Exhibit A, attached hereto. The "average daily net assets" of each Fund shall mean the average of the values placed on each Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of each Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if each Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of each Fund shall always be determined pursuant to the applicable provisions of the Trust Instrument and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this section 6, the value of the net assets of each Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of each Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of each Fund has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of each Fund as last determined (whether during or prior to such month). If each Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

      9. Books and Records. The Adviser agrees to maintain, and to cause each Sub-Adviser to maintain, such books and records with respect to its services to each Fund as are required by 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules and regulations adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by the 1940 Act, the Advisers Act and the rules, regulations and legal provisions thereunder. The Adviser also agrees, and shall cause each Sub-Adviser to agree, that records the Adviser or any Sub-Adviser maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act and Rule 204-2(c)(2) under the Advisers Act and otherwise in connection with its services under this Agreement are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Adviser further agrees that it will furnish, and will cause each Sub-Adviser to furnish, to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder or under any Sub-Advisory Agreement which may be requested in order to determine whether the operations of each Fund are being conducted in accordance with applicable laws and regulations.

     10. Aggregation of Orders. Provided that the investment objective, policies and restrictions of each Fund are adhered to, the Trust agrees that the Adviser may aggregate sales and purchase orders of securities held in each Fund with similar orders being made simultaneously for other accounts managed by the Adviser or with accounts of the affiliates of the Adviser, if in the Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Trust acknowledges that the determination of such economic benefit to each Fund by the Adviser represents the Adviser's evaluation that each Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

     11. Standard of Care and Limitation of Liability. The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Fund or the holders of each Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, each Fund or to holders of each Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement or otherwise for breach of this Agreement. As used in this Section 9, the term "Adviser" shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to each Fund. Notwithstanding any other provision of this Agreement, the Adviser shall not be liable for any loss to each Fund caused directly or indirectly by circumstances beyond the Adviser's reasonable control including, but not limited to, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, earthquakes, floods or other catastrophes, acts of God, wars or failures of communication or power supply.

     12. Services Not Exclusive. It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of each Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to each Fund hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for each Fund, it is understood that in light of its fiduciary duty to each Fund, such transactions will be executed on a basis that is fair and equitable to each Fund. In connection with purchases or sales of portfolio securities for the account of each Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of each Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or each Fund.

     13. Duration and Termination.

         (a) This Agreement shall continue for a period of two years from the date of commencement, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Fund's outstanding voting securities (as defined in the 1940
Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

         (b) Notwithstanding the foregoing, this Agreement may be terminated:
(i) at any time without penalty by each Fund upon the vote of a majority of the Trustees or by vote of the majority of each Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (ii) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

     14. Amendments. This Agreement may be amended at any time but only by the mutual written agreement of the parties to this Agreement and in accordance with any applicable legal or regulatory requirements. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.

     15. Proxies. Unless the Trust gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested in a manner which best serves the interests of each Fund's shareholders and in compliance with the Trust's proxy voting policies and procedures.

     16. Use of "E*TRADE" Name.

         (a) It is understood (including by any Sub-Adviser) that the name "E*TRADE" and any logo associated with that name, is the valuable property of E*TRADE Group, Inc., and that the Trust and Adviser have the right to include "E*TRADE" as a part of their name only so long as this Agreement shall continue in effect and the Adviser is a wholly owned subsidiary of the E*TRADE Group, Inc. Further, the Trust and the Adviser agree that: (i) they will use the name "E*TRADE" only as a component of the names of the Trust, each Fund and the Adviser, and for no other purposes; (ii) neither will purport to grant to any third party any rights in the name "E*TRADE"; (iii) at the request of E*TRADE Group, Inc., the Trust or the Adviser take such action as may be required to provide their consent to use of the name "E*TRADE" by E*TRADE Group, Inc. or any affiliate of E*TRADE Group, Inc., to whom E*TRADE Group, Inc. shall have granted the right to such use; and (iv) E*TRADE Group, Inc. may use or grant to others the right to use the name "E*TRADE", or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company.

         (b) Upon termination of this Agreement as to the Trust or its Fund, the Trust and the Adviser shall, upon request of E*TRADE Group, Inc., cease to use the name "E*TRADE" as part of the name of the Trust, each Fund or the Adviser, as applicable. In the event of any such request by E*TRADE Group, Inc. that use of the name "E*TRADE" shall cease, the Trust and the Adviser shall cause their officers, trustees, directors and stockholders to take any and all such actions which E*TRADE Group, Inc. may request to effect such request and to reconvey to E*TRADE Group, Inc. any and all rights to the name "E*TRADE."

     17. Notice. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

     18. Miscellaneous.

         (a) This Agreement shall be governed by the laws of the State of California without regard to the conflicts of law provisions thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

         (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (d) Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or each Fund.

         (e) All liabilities of the Trust hereunder are limited to the assets of each Fund and shall not be binding upon any Trustee, officer or shareholder of the Trust individually or upon any other series of the Trust.

         (f) This Agreement contains the entire understanding and agreement of the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

                                            E*TRADE FUNDS

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                            E*TRADE ASSET MANAGEMENT, INC.

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                    EXHIBIT A

         Name of Fund                                       Advisory Fee
         ------------                                       ------------
         E*TRADE International Index Fund                   0.25%
         E*TRADE Russell 2000 Index Fund                    0.15%
         E*TRADE S&P 500 Index Fund                         0.07%
         E*TRADE Technology Index Fund                      0.25%

                                  PROXY BALLOT
                                  E*TRADE FUNDS
                       for Special Meeting of Shareholders
                         to be held on October 29, 2003

       FOR YOUR CONVENIENCE, YOU MAY VOTE ELECTRONICALLY AT WWW.PROXYWEB.COM. YOU MAY ALSO VOTE TELEPHONICALLY BY CALLING TOLL FREE AT (866) 325-2375 AND FOLLOWING THE INSTRUCTIONS.

       I appoint Liat Rorer and Elizabeth Gottfried (officers of E*TRADE Funds), as my proxies and attorneys to vote all fund shares of the fund identified below that I am entitled to vote at the Special Meeting of Shareholders of E*TRADE Funds ("Trust") to be held at Dechert LLP, 11th Floor, 1775 I Street N.W., Washington, DC 20006 on October 29, 2003 at 1:00 p.m. (Eastern time), and at any adjournments or postponements of the meeting. The proxies shall have all the powers that I would possess if present.

       I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of the Special Meeting of Shareholders of the Trust and the Proxy Statement dated September 8, 2003.

       This proxy shall vote my shares according to my instructions given below with respect to the proposals. If I do not provide an instruction, I understand that the proxies will vote my shares in favor of the proposals. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

       THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

Please refer to the Proxy Statements for a discussion of each of these proposals.

                                       I

[_]    Please check this box if you plan to attend the Special Meeting

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX: [X]

                                                                           -------------------------------------------
                                                                              FOR          AGAINST         ABSTAIN
----------------------------------------------------------------------------------------------------------------------
Proposal 1
----------

To approve new investment sub-advisory agreement with World Asset Management on behalf of your fund.

----------------------------------------------------------------------------------------------------------------------
(a)     E*TRADE International Index Fund                                      [_]            [_]             [_]

(b)     E*TRADE Russell 2000 Index Fund                                       [_]            [_]             [_]

(c)     E*TRADE S&P 500 Index Fund                                            [_]            [_]             [_]

(d)     E*TRADE Technology Index Fund                                         [_]            [_]             [_]
----------------------------------------------------------------------------------------------------------------------

                                                                           -------------------------------------------

                                                                              FOR          AGAINST         ABSTAIN
----------------------------------------------------------------------------------------------------------------------
Proposal 2
----------

To grant permission to E*TRADE Asset Management, Inc ("ETAM") and the Trust to enter into and materially change sub-advisory agreements without obtaining shareholder approval.

----------------------------------------------------------------------------------------------------------------------
E*TRADE International Index Fund                                              [_]            [_]             [_]

E*TRADE Russell 2000 Index Fund                                               [_]            [_]             [_]

E*TRADE S&P 500 Index Fund                                                    [_]            [_]             [_]

E*TRADE Technology Index Fund                                                 [_]            [_]             [_]
----------------------------------------------------------------------------------------------------------------------

                                                                           -------------------------------------------
                                                                              FOR          AGAINST         ABSTAIN
----------------------------------------------------------------------------------------------------------------------
Proposal 3 [International, Russell and S&P Funds]
-------------------------------------------------

To approve new investment advisory agreement with ETAM on behalf of your fund.

----------------------------------------------------------------------------------------------------------------------
(a)     E*TRADE International Index Fund                                      [_]            [_]             [_]

(b)     E*TRADE Russell 2000 Index Fund                                       [_]            [_]             [_]

(c)     E*TRADE S&P 500 Index Fund                                            [_]            [_]             [_]
----------------------------------------------------------------------------------------------------------------------

                                       II

                                                                           -------------------------------------------
                                                                              FOR          AGAINST         ABSTAIN
----------------------------------------------------------------------------------------------------------------------
Proposal 4 [S&P and Technology only]
------------------------------------

To approve a proposal to change the Fund's investment objective from fundamental to non-fundamental.

----------------------------------------------------------------------------------------------------------------------
E*TRADE S&P 500 Index Fund                                                    [_]            [_]             [_]

E*TRADE Technology Index Fund                                                 [_]            [_]             [_]
----------------------------------------------------------------------------------------------------------------------

                                                                           -------------------------------------------

                                                                              FOR          AGAINST         ABSTAIN
----------------------------------------------------------------------------------------------------------------------
Proposal 5: [S&P and Technology only]
-------------------------------------

To approve a proposal to change the Fund's fundamental investment policies:

To vote FOR all of these items for your Fund, just check this box             [_]            [_]             [_]

1      Industry Concentration.                                                [_]            [_]             [_]

2      Diversification (S&P only).                                            [_]            [_]             [_]

3      Borrowing Money.                                                       [_]            [_]             [_]

4      Issuing Senior Securities.                                             [_]            [_]             [_]

5      Lending.                                                               [_]            [_]             [_]

6      Underwriting.                                                          [_]            [_]             [_]

7      Investments in Real Estate.                                            [_]            [_]             [_]

8      Investments in Commodities and Commodity Contracts.                    [_]            [_]             [_]
----------------------------------------------------------------------------------------------------------------------

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of each of the proposals; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

                                      III